CAPITAL WORLD GROWTH AND INCOME FUND, INC.


                                     Part B

                      Statement of Additional Information

                              February 1, 2005


                         (as supplemented June 1, 2005)



This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of Capital World Growth and Income Fund (the "fund" or "WGI") dated February 1, 2005. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:


                   Capital World Growth and Income Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.


                             TABLE OF CONTENTS



Item                                                                  Page no.
----                                                                  --------
Certain investment limitations and guidelines . . . . . . . . . . .        2
Description of certain securities and investment techniques . . . .        2
Fundamental policies and investment restrictions. . . . . . . . . .        7
Management of the fund  . . . . . . . . . . . . . . . . . . . . . .       10
Execution of portfolio transactions . . . . . . . . . . . . . . . .       29
Disclosure of portfolio holdings. . . . . . . . . . . . . . . . . .       29
Price of shares . . . . . . . . . . . . . . . . . . . . . . . . . .       30
Taxes and distributions . . . . . . . . . . . . . . . . . . . . . .       32
Purchase and exchange of shares . . . . . . . . . . . . . . . . . .       38
Sales charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       40
Sales charge reductions and waivers . . . . . . . . . . . . . . . .       41
Rollovers from retirement plans to IRAS . . . . . . . . . . . . . .       45
Selling shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       45
Shareholder account services and privileges . . . . . . . . . . . .       45
General information . . . . . . . . . . . . . . . . . . . . . . . .       48
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       53
Financial statements




                 Capital World Growth and Income Fund -- Page 1

               CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES


The following limitations and guidelines are considered AT THE TIME OF PURCHASE, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


..    The fund may invest up to 10% of its  assets in  straight  debt  securities
     (i.e., not convertible into equity) rated Baa or below by Moody's Investors Service ("Moody's") and BBB or below by Standard & Poor's Corporation ("S&P") or unrated but determined to be of equivalent quality.


..    The fund may  invest up to 5% of its  assets in  straight  debt  securities
     (i.e., not convertible into equity) rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of equivalent quality.

..    For  temporary  defensive  purposes,  the fund may  invest  principally  or entirely in securities that are denominated in U.S. dollars or whose issuers are domiciled in the United States. Securities denominated in U.S. dollars include American Depositary Receipts ("ADRs"), certain European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."


EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions.


There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.


INVESTING IN SMALLER CAPITALIZATION STOCKS -- The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $2.0 billion at the time of purchase). The investment adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets or financial resources, may be dependent for management on one or a few key persons and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over



                 Capital World Growth and Income Fund -- Page 2 an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.


DEBT SECURITIES -- Debt securities are used by issuers to borrow money. Generally, issuers pay investors interest and repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and increase in value until maturity. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.


Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.



Certain additional risk factors relating to debt securities are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.



                 Capital World Growth and Income Fund -- Page 3

WARRANTS AND RIGHTS -- The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Certain of these securities will be treated as debt for fund investment limit purposes.


Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.


INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of the investment adviser, investing outside the United States also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product and a low market capitalization relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund invests in securities of issuers in developing countries to a limited extent.



Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.


DEPOSITARY RECEIPTS - ADRs, in registered form, are designed for use in the U.S. securities markets and are generally dollar denominated. EDRs, in bearer form, are designed for use in the European securities markets and may be dollar denominated. GDRs, in bearer form, primarily are designed for use in the European and the U.S. securities markets, and may be dollar


                 Capital World Growth and Income Fund -- Page 4 denominated. Depositary receipts represent and may be converted into the underlying foreign security.


CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.



Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.


REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:


     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment



                 Capital World Growth and Income Fund -- Page 5

     Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.



REAL ESTATE INVESTMENT TRUSTS -- The fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates and tax and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and are subject to cash flow dependency, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.



CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.




FORWARD COMMITMENTS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations.



                 Capital World Growth and Income Fund -- Page 6

RESTRICTED SECURITIES AND LIQUIDITY -- The fund may purchase securities subject to restrictions on resale. Difficulty in selling such securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement.



Securities (including restricted securities), not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's Board of Directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.



Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended November 30, 2004 and 2003 were 21% and 27%, respectively. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.



                 Capital World Growth and Income Fund -- Page 7

These restrictions provide that the fund may not:


1. With respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

2. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

3. Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from engaging in currency-related options and forward or futures contracts);

4. Invest 25% or more of the fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration;

5. Invest more than 15% of the value of its net assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or securities traded outside the U.S. for which there is no recognized exchange or active and substantial over-the-counter market) or engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933;

6. Invest in companies for the purpose of exercising control or management;

7. Make loans to others except for (a) purchasing debt securities; (b) entering into repurchase agreements; and (c) loaning portfolio securities;

8. Issue senior securities, except as permitted under the Investment Company Act of 1940 as amended (the "1940 Act");

9. Borrow money, except from banks for temporary purposes in an amount not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowing falls below 300%, the fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage;

10. Pledge or hypothecate assets in excess of one-third of the fund's total assets; or

11. Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (except for currency options).

For the purposes of Investment Restriction number 7, the fund does not currently intend to engage in an ongoing or regular securities lending program.


                 Capital World Growth and Income Fund -- Page 8

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:



1. The fund does not currently intend (at least for the next 12 months) to sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

2. The fund does not currently intend (at least for the next 12 months) to purchase securities on margin, except that margin payments in connection with currency-related transactions shall not constitute purchasing securities on margin.

3. The fund does not currently intend (at least for the next 12 months) to purchase the securities of any issuer (other than securities issued or guaranteed by the governments of any country or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

4. The fund does not currently intend (at least for the next 12 months) to invest in oil, gas, or other mineral exploration or development programs or leases.

5. The fund does not currently intend (at least for the next 12 months) to purchase the securities of any issuer if officers and Directors of the fund, its investment adviser or principal underwriter individually own more than 1/2 of 1% of such issuer's securities, and together own more than 5% of such issuer's securities.

6. The fund does not currently intend (at least for the next 12 months) to invest more than 5% of its net assets, valued at the lower of cost or market at the time of purchase, in warrants, including not more than 2% of such net assets in warrants that are not listed on a major stock exchange. However, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction.

7. Although the fund has no current intention of purchasing securities of other investment companies (at least for the next 12 months), it has the ability to invest up to 5% of its total assets in shares of closed-end investment companies. Additionally, the fund would not acquire more than 3% of the outstanding voting securities of any one closed-end investment company. (To the extent that the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the investment adviser.) Notwithstanding this restriction, the fund may invest in securities of other managed investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors and to the extent such investments are allowed by an exemptive order granted by the U.S. Securities and Exchange Commission.

8. The fund does not currently intend (at least for the next 12 months) to invest more than 5% of its net assets in restricted securities (excluding Rule 144A securities and 4(2) commercial paper).

9. The fund does not currently intend (at least for the next 12 months) to purchase securities in the event its borrowings exceed 5% of its net assets.


                 Capital World Growth and Income Fund -- Page 9

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS



                                     YEAR FIRST                                      NUMBER OF PORTFOLIOS
                          POSITION      ELECTED                                          WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                          WITH THE     A DIRECTOR    PRINCIPAL OCCUPATION(S) DURING   COMPLEX/2/ OVERSEEN             HELD
     NAME AND AGE           FUND     OF THE FUND/1/         PAST FIVE YEARS               BY DIRECTOR             BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 H. Frederick Christie      Director    1993         Private investor; former                  19            Ducommun Incorporated;
 Age: 71                                             President and CEO, The Mission                          IHOP Corporation;
                                                     Group (non-utility holding                              Southwest Water
                                                     company, subsidiary of                                  Company; Valero L.P.
                                                     Southern California Edison
                                                     Company)
-----------------------------------------------------------------------------------------------------------------------------------
 Merit E. Janow             Director    2001         Professor, Columbia                        2            None
 Age: 46                                             University, School of
                                                     International and Public
                                                     Affairs
-----------------------------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila        Director    1993         Private investor; Chairman of              5            None
 Age: 50                                             the Board and CEO, Ladera
                                                     Management Company (venture
                                                     capital and agriculture);
                                                     former owner and President,
                                                     Energy Investment, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Gail L. Neale              Director    1993         President, The Lovejoy                     5            None
 Age: 69                                             Consulting Group, Inc. (a pro
                                                     bono consulting group advising
                                                     nonprofit organizations)
-----------------------------------------------------------------------------------------------------------------------------------
 Robert J. O'Neill, Ph.D.   Director    1993         Deputy Chairman of the Council             3            None
 Age: 68                                             and Chairman of the
                                                     International Advisory Panel,
                                                     Graduate School of Government,
                                                     University of Sydney,
                                                     Australia; Member of the Board
                                                     of Directors, The Lowy
                                                     Institute for International
                                                     Policy Studies, Sydney,
                                                     Australia; Chairman of the
                                                     Council, Australian Strategic
                                                     Policy Institute; former
                                                     Chichele Professor of the
                                                     History of War and Fellow, All
                                                     Souls College, University of
                                                     Oxford; former Chairman of the
                                                     Council, International
                                                     Institute for Strategic
                                                     Studies
-----------------------------------------------------------------------------------------------------------------------------------
 Donald E. Petersen      Director       1993         Retired; former Chairman of                2            None
 Age: 78                                             the Board and CEO, Ford Motor
                                                     Company
-----------------------------------------------------------------------------------------------------------------------------------
 Stefanie Powers         Director    1993-1996       Actor, Producer; Co-founder                2            None
 Age: 62                                1997         and President, The William
                                                     Holden Wildlife Foundation;
                                                     conservation consultant to
                                                     Land Rover and Jaguar North
                                                     America; author of The Jaguar
                                                     Conservation Trust
-----------------------------------------------------------------------------------------------------------------------------------
 Steadman Upham          Director       2001         President and Professor of                 2            None
 Age: 55                                             Anthropology, The University
                                                     of Tulsa; former President and
                                                     Professor of Archaeology,
                                                     Claremont Graduate University
-----------------------------------------------------------------------------------------------------------------------------------
 Charles Wolf, Jr., Ph.D.     Director  1993         Senior Economic Adviser and                2            None
 Age: 80                                             Corporate Fellow in
                                                     International Economics, The
                                                     RAND Corporation; former Dean,
                                                     The RAND Graduate School
-----------------------------------------------------------------------------------------------------------------------------------




                Capital World Growth and Income Fund -- Page 10

[This page is intentionally left blank for this filing.]




                Capital World Growth and Income Fund -- Page 11

                                                  PRINCIPAL OCCUPATION(S) DURING
                                    YEAR FIRST          PAST FIVE YEARS AND
                                     ELECTED              POSITIONS HELD           NUMBER OF PORTFOLIOS
                      POSITION      A DIRECTOR       WITH AFFILIATED ENTITIES        WITHIN THE FUND       OTHER DIRECTORSHIPS/3/
                      WITH THE    AND/OR OFFICER   OR THE PRINCIPAL UNDERWRITER    COMPLEX/2/ OVERSEEN              HELD
   NAME AND AGE         FUND      OF THE FUND/1/            OF THE FUND                BY DIRECTOR              BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4/, /5/
-----------------------------------------------------------------------------------------------------------------------------------
 Gina H. Despres      Chairman         1999        Senior Vice President,                    4           None
 Age: 63              of the                       Capital Research and
                      Board and                    Management Company; Vice
                      Director                     President, Capital Strategy
                                                   Research, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.   Vice             1993        Executive Vice President and             17           None
 Age: 56              Chairman                     Director, Capital Research
                      of the                       and Management Company;
                      Board and                    Director, The Capital Group
                      Director                     Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------





                Capital World Growth and Income Fund -- Page 12

                                                                                  PRINCIPAL OCCUPATION(S) DURING
                           POSITION         YEAR FIRST ELECTED                  PAST FIVE YEARS AND POSITIONS HELD
                           WITH THE             AN OFFICER                           WITH AFFILIATED ENTITIES
   NAME AND AGE              FUND             OF THE FUND/1/                 OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Stephen E. Bepler        President                1993         Senior Vice President, Capital Research Company*
 Age: 62
-----------------------------------------------------------------------------------------------------------------------------------
 Gregg E. Ireland       Executive Vice             1999         Senior Vice President, Capital Research and Management Company
 Age: 55                  President
-----------------------------------------------------------------------------------------------------------------------------------
 Mark E. Denning         Senior Vice               1993         Director, Capital Research and Management Company; Director, The
 Age: 47                  President                             Capital Group Companies, Inc.*; Senior Vice President, Capital
                                                                Research Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Jeanne K. Carroll      Vice President             2001         Senior Vice President, Capital Research Company*
 Age: 56
-----------------------------------------------------------------------------------------------------------------------------------
 Carl M. Kawaja         Vice President             1997         Senior Vice President, Capital Research Company*; Director, Capital
 Age: 40                                                        International, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Andrew B. Suzman       Vice President             2003         Executive Vice President and Director, Capital Research Company;
 Age: 37                                                        Director, Capital International Research, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Steven T. Watson       Vice President             2001         Senior Vice President and Director, Capital Research Company*
 Age: 49
-----------------------------------------------------------------------------------------------------------------------------------
 Vincent P. Corti         Secretary                1993         Vice President - Fund Business Management Group, Capital Research
 Age: 48                                                        and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Jeffrey P. Regal         Treasurer                2003         Vice President - Fund Business Management Group, Capital Research
 Age: 33                                                        and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Sheryl F. Johnson    Assistant Treasurer          2003         Vice President - Fund Business Management Group, Capital Research
 Age: 36                                                        and Management Company
-----------------------------------------------------------------------------------------------------------------------------------


*    Company affiliated with Capital Research and Management Company.
(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those of the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) All of the officers listed are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.



                Capital World Growth and Income Fund -- Page 13

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2004


                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 H. Frederick Christie       $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 Merit E. Janow              $10,001 - $50,000           $10,001 - $50,000
-------------------------------------------------------------------------------
 Mary Myers Kauppila                None                   Over $100,000
-------------------------------------------------------------------------------
 Gail L. Neale                 Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Robert J. O'Neill                  None                       None
-------------------------------------------------------------------------------
 Donald E. Petersen            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Stefanie Powers                    None                   Over $100,000
-------------------------------------------------------------------------------
 Steadman Upham              $10,001 - $50,000          $50,001 - $100,000
-------------------------------------------------------------------------------
 Charles Wolf, Jr.             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Gina H. Despres               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.            Over $100,000               Over $100,000
-------------------------------------------------------------------------------


(1) Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The
     amounts listed for "interested" Directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
(2) "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).



DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the investment adviser or its affiliates. The fund pays to Directors who are not affiliated with the investment adviser: (a) fees of $2,000 for each Board of Directors meeting attended, (b) $1,000 for each meeting attended as a member of a committee of the Board of Directors and (c) annual fees of either $16,000 (if the Director also receives compensation as a member of the Board of another fund advised by the investment adviser and the other Board typically meets separately from the fund's Board of Directors), or $50,000 (for all other unaffiliated Directors), a pro rata portion of which is paid by the fund and another fund whose Board meets jointly with the fund's Board of Directors.


The payment by the fund to certain unaffiliated Directors of a larger per fund annual fee reflects the significant time and labor commitment required of any mutual fund Board member overseeing even one fund.



                Capital World Growth and Income Fund -- Page 14

The Nominating Committee of the Board of Directors, a Committee comprised exclusively of Directors not affiliated with the investment adviser, reviews Director compensation periodically, and typically recommends adjustments every other year. In making its recommendations, the Nominating Committee considers a number of factors, including operational, regulatory and other developments affecting the complexity of the Board's oversight obligations, as well as comparative industry data.



No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the investment adviser.


DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2004





                                                             TOTAL COMPENSATION
                                                                 (INCLUDING
                                                            VOLUNTARILY DEFERRED
                                                              COMPENSATION/1/)
                              AGGREGATE COMPENSATION     FROM ALL FUNDS MANAGED BY
                              (INCLUDING VOLUNTARILY        CAPITAL RESEARCH AND
                             DEFERRED COMPENSATION/1/)           MANAGEMENT
   NAME                            FROM THE FUND        COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------
 H. Frederick Christie/3/             $25,974                     $283,380
------------------------------------------------------------------------------------
 Merit E. Janow                        30,590                       62,254
------------------------------------------------------------------------------------
 Mary Myers Kauppila/3/                28,000                      152,500
------------------------------------------------------------------------------------
 Gail L. Neale                         25,550                      112,000
------------------------------------------------------------------------------------
 Robert J. O'Neill                     32,090                       75,254
------------------------------------------------------------------------------------
 Donald E. Petersen/3/                 31,590                       65,754
------------------------------------------------------------------------------------
 Stefanie Powers                       27,590                       57,754
------------------------------------------------------------------------------------
 Steadman Upham/3/                     33,840                       68,754
------------------------------------------------------------------------------------
 Charles Wolf, Jr.                     32,340                       65,754
------------------------------------------------------------------------------------

(1) Amounts may be deferred by eligible Directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Directors. Compensation for the fiscal year ended November 30, 2004, includes earnings on amounts deferred in previous fiscal years.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2004 fiscal year for participating Directors is as follows: H. Frederick Christie ($170,649), Mary Myers Kauppila ($378,913), Donald E. Petersen ($98,229) and Steadman Upham ($98,170). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of January 1, 2005, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.



                Capital World Growth and Income Fund -- Page 15

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on November 4, 1992. Although the Board of Directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's Board, which meets periodically and performs duties required by applicable state and federal laws.


Under Maryland law, the business and affairs of a fund are managed under the direction of the Board of Directors, and all powers of the fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.



Members of the Board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including Class A, B, C, F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. The 529 share classes are available only through CollegeAmerica/(R)/ to investors establishing qualified higher education savings accounts. The R share classes are generally available only to employer-sponsored retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum.


Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to fund shares.



The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.


The fund's Articles of Incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with Directors who are not "interested persons" of the fund, provide in effect that, subject to certain conditions, the fund will indemnify its officers and Directors



                Capital World Growth and Income Fund -- Page 16 against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, Directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.


REMOVAL OF DIRECTORS BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any Director from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of Directors, as though the fund were a common-law trust. Accordingly, the Directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any Directors when requested in writing to do so by the record holders of at least 10% of the outstanding shares.


COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an Audit Committee comprised of H. Frederick Christie, Merit E. Janow, Mary Myers Kauppila, Robert
J. O'Neill, Steadman Upham and Charles Wolf, Jr., none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent registered public accounting firm and the full Board of Directors. Four Audit Committee meetings were held during the 2004 fiscal year.


The fund has a Contracts Committee comprised of H. Frederick Christie, Merit E. Janow, Mary Myers Kauppila, Gail L. Neale, Robert J. O'Neill, Donald E. Petersen, Stefanie Powers, Steadman Upham and Charles Wolf, Jr., none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under rule 12b-1 adopted under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. One Contracts Committee meeting was held during the 2004 fiscal year.


The fund has a Nominating Committee comprised of Gail L. Neale, Donald E. Petersen, Stefanie Powers and Steadman Upham, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent Director candidates to the full Board of Directors. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, addressed to the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Two Nominating Committee meetings were held during the 2004 fiscal year.



                Capital World Growth and Income Fund -- Page 17

The fund has a Proxy Committee comprised of H. Frederick Christie, Merit E. Janow, Mary Myers Kauppila, Gail L. Neale, Robert J. O'Neill, Donald E. Petersen, Stephanie Powers, Steadman Upham and Charles Wolf, Jr., none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee's functions include reviewing procedures and policies for voting proxies of companies held in the fund's portfolio, monitoring certain contested proxy voting issues, and discussing related current issues. Two Proxy Committee meetings were held during the 2004 fiscal year.



PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the American Funds, Endowments and American Funds Insurance Series. Certain American Funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by the funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.



All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.


The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.


The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.


On August 31 of each year, each fund is required to file Form N-PX containing its complete voting record for the 12 months ended the preceding June 30. The fund's voting record for the 12 months ended June 30, 2004 is available on the American Funds website at americanfunds.com and on the SEC's website at www.sec.gov.



                Capital World Growth and Income Fund -- Page 18

The following summary sets forth the general positions of the American Funds, Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.


     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.


PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on January 1, 2005. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.


   NAME AND ADDRESS                                  OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------
 Edward D. Jones & Co.                               Class A        23.81%
 201 Progress Parkway                                Class B        13.23
 Maryland Heights, MO  64043-3009
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class B         6.25
 333 West 34th Street                                Class C        12.35
 New York, NY  10001-2402
----------------------------------------------------------------------------
 MLPF&S For The Sole Benefit of Its Customers        Class B         5.97
 4800 Deer Lake Drive East, Floor 2                  Class C        18.37
 Jacksonville, FL  32246-6484                        Class R-3       9.55
----------------------------------------------------------------------------
 Charles Schwab & Company Inc.                       Class F        10.78
 101 Montgomery Street                               Class R-4      12.41
 San Francisco, CA  94104-4122
----------------------------------------------------------------------------
 Union Bank of California Trust                      Class R-1      12.79
 P.O. Box 5024
 Costa Mesa, CA  92628-5024
----------------------------------------------------------------------------
 Nationwide Trust Company                            Class R-3      14.77
 c/o IPO Portfolio Accounting
 P.O. Box 182029
 Columbus, OH  43218-2029
----------------------------------------------------------------------------
 Fidelity Investments Institutional Operations Co.   Class R-4       8.43
 100 Magellan Way KWIC                               Class R-5       8.29
 Covington, KY  41015-1999
----------------------------------------------------------------------------
 American Express Trust Company TTEE                 Class R-4       8.33
 Air Liquide American LP
 50534 AXP Financial Center
 Minneapolis, MN  55474-0505
----------------------------------------------------------------------------
 American Express Trust Company TTEE                 Class R-4       5.85
 Dover Corporation
 50534 AXP Financial Center
 Minneapolis, MN  55474-0505
----------------------------------------------------------------------------
 HSBC Bank USA NA TTEE                               Class R-4       5.42
 Moog Savings & Stock Plan
 P.O. Box 1329
 Buffalo, NY  14240-1329
----------------------------------------------------------------------------
 Capital Group Master Retirement Plan                Class R-5      21.78
 c/o Capital Guardian Trust Company
 333 South Hope Street, Floor 49
 Los Angeles, CA  90071
----------------------------------------------------------------------------
 State Street  Bank & Trust TTEE                     Class R-5       7.02
 AT&T Savings Plan
 105 Rosemont Rd.
 Westwood, MA  02090-2318
----------------------------------------------------------------------------
 The Northern Trust TTEE                             Class R-5       6.89
 UBS Financial Services, Inc.
 P.O. Box 92994
 Chicago, IL  60675-2994
----------------------------------------------------------------------------



                Capital World Growth and Income Fund -- Page 19

INVESTMENT ADVISER -- The investment adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles; San Francisco; New York; Washington, DC; London; Geneva; Hong Kong; Singapore; and Tokyo) with a staff of professionals, many of whom have significant investment experience. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92821. The investment adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The investment adviser believes that it is able to attract and retain quality personnel. The investment adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.



                Capital World Growth and Income Fund -- Page 20

The  investment  adviser is  responsible  for managing more than $500 billion of stocks, bonds and money market instruments and serves over 20 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations, as well as schools, colleges, foundations and other nonprofit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until November 30, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the investment adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. That information typically relates to: the nature, extent and quality of the investment adviser's services; the fund's investment results on an absolute basis and as compared with various indices and peer funds; the fund's advisory fee and other expenses on an absolute basis and as compared with various indices and peer funds, as well as other funds advised by the investment adviser; financial information concerning the investment adviser, including profitability comparisons with certain publicly-held mutual fund managers; information with respect to the sharing of economies of scale; compliance and regulatory matters; fees charged by the investment adviser's affiliates to institutional clients; and investment adviser compliance, regulatory and personnel matters.


In preparation for its most recent meeting, the Committee reviewed such information in advance. At the meeting, the members of the Committee discussed the information with representatives of the investment adviser, posed questions, requested additional information concerning various matters and consulted in executive session with independent counsel to the fund's independent directors.


Among the material factors the Committee considered in approving the advisory agreement were: the fund's relatively favorable investment results over various periods; the fund's very low relative advisory fee and total expense ratios; and the experience and quality of the adviser's personnel. Based on its consideration of these and other matters, the Committee and Board concluded that the fund's advisory fees and other expenses are fair, both absolutely and in comparison with those of other comparable funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.



                Capital World Growth and Income Fund -- Page 21

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to Directors unaffiliated with the investment adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


As compensation for its services, the investment adviser receives a monthly fee that is accrued daily, calculated at the annual rate of 0.60% of the first $500 million of average net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.395% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.39% of such assets in excess of $10.5 billion but not exceeding $17 billion; 0.385% of such assets in excess of $17 billion but not exceeding $21 billion; 0.38% of such assets in excess of $21 billion but not exceeding $27 billion; 0.375% of such assets in excess of $27 billion but not exceeding $34 billion; 0.37% of such assets in excess of $34 billion but not exceeding $44 billion; and 0.365% of such assets in excess of $44 billion.



The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any related regulations, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.


For the fiscal year ended November 30, 2004, the investment adviser was entitled to receive from the fund management fees of $94,017,000. As a result of the management fee waivers described below, for the year ended November 30, 2004, the fee shown on the accompanying financial statements of $94,017,000 was reduced by $1,474,000 to $92,543,000. For the fiscal years ended November 30, 2003 and 2002, management fees paid by the fund amounted to $50,748,000 and $44,829,000, respectively.



                Capital World Growth and Income Fund -- Page 22

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the fund. As of November 30, 2004, management fees were reduced by $1,367,000 as a result of this waiver.




In addition, from February 1, 2004 until October 31, 2004, the investment adviser waived the fees in excess of the rates provided in the November 1, 2004 amended investment advisory and service agreement. As of November 30, 2004, management fees were reduced by $107,000 as a result of this waiver.


ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the "Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until October 31, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares, and all Class R and 529 shares. The investment adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1, R-2 and R-3 shares, the investment adviser has agreed to pay a portion of these fees. For the year ended November 30, 2004, the total fees paid by the investment adviser were $400,000.


As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The investment adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each applicable share class, except Class R-5 shares. For Class R-5 shares, the administrative services fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average net assets of Class R-5 shares.



                Capital World Growth and Income Fund -- Page 23

During the 2004 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:



                                               ADMINISTRATIVE SERVICES FEE
--------------------------------------------------------------------------------
                CLASS C                                $2,103,000
--------------------------------------------------------------------------------
                CLASS F                                 1,373,000
--------------------------------------------------------------------------------
              CLASS 529-A                                 292,000
--------------------------------------------------------------------------------
              CLASS 529-B                                  62,000
--------------------------------------------------------------------------------
              CLASS 529-C                                 103,000
--------------------------------------------------------------------------------
              CLASS 529-E                                  15,000
--------------------------------------------------------------------------------
              CLASS 529-F                                   6,000
--------------------------------------------------------------------------------
               CLASS R-1                                   24,000
--------------------------------------------------------------------------------
               CLASS R-2                                  911,000
--------------------------------------------------------------------------------
               CLASS R-3                                  433,000
--------------------------------------------------------------------------------
               CLASS R-4                                  147,000
--------------------------------------------------------------------------------
               CLASS R-5                                  180,000
--------------------------------------------------------------------------------



PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.



                Capital World Growth and Income Fund -- Page 24

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:



                                          COMMISSIONS,       ALLOWANCE OR
                                            REVENUE          COMPENSATION
                   FISCAL YEAR/PERIOD   OR FEES RETAINED      TO DEALERS
-----------------------------------------------------------------------------
       CLASS A            2004            $32,628,000        $146,257,000
                          2003              9,959,000          44,742,000
                          2002              4,733,000          21,525,000
-----------------------------------------------------------------------------
       CLASS B            2004              2,495,000          20,599,000
                          2003              1,025,000           8,607,000
                          2002                885,000           4,509,000
-----------------------------------------------------------------------------
       CLASS C            2004                     --           9,952,000
                          2003                     --           3,443,000
                          2002                     --           1,421,000
-----------------------------------------------------------------------------
     CLASS 529-A          2004                835,000           3,937,000
                          2003                266,000           1,267,000
                          2002                142,000             666,000
-----------------------------------------------------------------------------
     CLASS 529-B          2004                128,000             770,000
                          2003                 62,000             374,000
                          2002                 29,000             211,000
-----------------------------------------------------------------------------
     CLASS 529-C          2004                     --             396,000
                          2003                     --             156,000
                          2002                     --              86,000
-----------------------------------------------------------------------------



The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.30% of the average daily net assets attributable to Class A shares; (b) for Class 529-A



                Capital World Growth and Income Fund -- Page 25 shares, up to 0.50% of the average daily net assets attributable to Class 529-A shares; (c) for Class B and 529-B shares, 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and 529-C shares, 1.00% of the average daily net assets attributable to Class C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and 529-F shares, up to 0.50% of the average daily net assets attributable to Class F and 529-F shares; (g) for Class R-1 shares, 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (i) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares, in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable.


For Class B and 529-B shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class 529-E shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F and 529-F shares: currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.


For Class R-1 shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.



                Capital World Growth and Income Fund -- Page 26

For Class R-2 shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares: currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.


During the 2004 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:



                                                         12B-1 LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $45,982,000                 $8,097,000
------------------------------------------------------------------------------
        CLASS B                   8,936,000                  1,188,000
------------------------------------------------------------------------------
        CLASS C                  12,121,000                  2,197,000
------------------------------------------------------------------------------
        CLASS F                   2,063,000                    611,000
------------------------------------------------------------------------------
      CLASS 529-A                   262,000                     58,000
------------------------------------------------------------------------------
      CLASS 529-B                   305,000                     42,000
------------------------------------------------------------------------------
      CLASS 529-C                   544,000                    111,000
------------------------------------------------------------------------------
      CLASS 529-E                    48,000                     15,000
------------------------------------------------------------------------------
      CLASS 529-F                     9,000                      3,000
------------------------------------------------------------------------------
       CLASS R-1                    104,000                     36,000
------------------------------------------------------------------------------
       CLASS R-2                    926,000                    308,000
------------------------------------------------------------------------------
       CLASS R-3                    853,000                    261,000
------------------------------------------------------------------------------
       CLASS R-4                    232,000                     74,000
------------------------------------------------------------------------------



OTHER COMPENSATION TO DEALERS -- As of January 2005, the top dealers that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     1717 Capital Management Company
     A. G. Edwards & Sons, Inc.
     AIG Advisors Group
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.



                Capital World Growth and Income Fund -- Page 27

     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     Linsco/Private Ledger Corp.
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     NatCity Investment, Inc.
     National Planning Holdings Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Distributors Inc.
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services/PPI Employee Benefits
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.
     Terra Securities Corporation
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities
     WS Griffith Securities, Inc.



                Capital World Growth and Income Fund -- Page 28

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.



Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended November 30, 2004, 2003 and 2002 amounted to $29,860,000, $15,751,000 and
$16,408,000, respectively. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The increase in brokerage commissions paid in 2004 as compared to 2003 and 2002 was attributable to increased purchases of portfolio securities, thereby increasing brokerage commissions paid.



The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year. At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included ABN AMRO Bank N.V., J.P. Morgan Securities Inc., Banc of America Securities LLC, Deutsche Bank Securities Inc. and First Clearing LLC. As of the fund's 2004 fiscal year end, the fund held equity securities of ABN AMRO Holding N.V. in the amount of $173,303,000, J.P. Morgan Chase & Co. in the amount of $199,545,000, Bank of America Corp. in the amount of $136,742,000, Deutsche Bank AG in the amount of $5,082,000 and Wachovia Corporation in the amount of $37,467,000.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's Board of Directors and compliance will be periodically assessed by the Board in connection with reporting from the fund's Chief Compliance Officer.


Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In addition, the fund's list of top 10 portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is



                Capital World Growth and Income Fund -- Page 29 posted on the American Funds website. Affiliates of the fund (including the fund's Board members and officers, and certain personnel of the fund's investment adviser and its affiliates) and certain service providers (such as the fund's custodian and outside counsel) who require such information for legitimate business and fund oversight purposes may receive such information earlier.


Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable. Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements) that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.


The authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the Investment Committee of the fund's investment adviser. In exercising its authority, the Investment Committee determines whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the Code of Ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties (other than to fund service providers for legitimate business and fund oversight purposes) until such holdings have been made public on the American Funds website, helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                              PRICE OF SHARES


Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.



                Capital World Growth and Income Fund -- Page 30

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).



All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:


1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.


Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's Board. Subject to Board oversight, the fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.



                Capital World Growth and Income Fund -- Page 31

The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The Valuation Committee employs additional fair value procedures to address issues related to investing substantial portions of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund's net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).


2. Each class of shares represents interests in the same portfolio of investments and is otherwise identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class on the basis of the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to the respective share classes.

3. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.


Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Board.


                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and



                Capital World Growth and Income Fund -- Page 32 therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.


The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.



                Capital World Growth and Income Fund -- Page 33

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.



     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the



                Capital World Growth and Income Fund -- Page 34
     extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.



     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the



                Capital World Growth and Income Fund -- Page 35 adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.


     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income. Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend." Only fund dividends derived from qualified corporation dividends paid to the fund after December 31, 2002, and held by the fund for the appropriate holding period, will be distributed to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum tax rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.


The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries (such taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.


Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales


                Capital World Growth and Income Fund -- Page 36 charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.



Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                Capital World Growth and Income Fund -- Page 37

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:


     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

         Wells Fargo Bank
         ABA Routing No. 121000248
         Account No. 4600-076178

     Your bank should include the following information when wiring funds:

         For credit to the account of:
         American Funds Service Company
         (fund's name)

         For further credit to:
         (shareholder's fund account number)
         (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.


All investments are subject to the purchase minimums and maximums described in the prospectus. The fund and the Principal Underwriter reserve the right to reject any purchase order.



                Capital World Growth and Income Fund -- Page 38

Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments.




Class F shares continue to be available to certain retirement plans, including those that are eligible to invest in Class R shares. Accordingly, the sixth bullet point under "Choosing a share class" in the prospectus, dated February 1, 2005, is amended to read as follows:

     .    availability of share classes:

          - Class B and C shares are not available to retirement plans that are eligible to invest in Class R shares, including employer-sponsored retirement plans such as defined benefit plans, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and money purchase pension and profit-sharing plans; and

          - Class F and 529-F shares are generally available only to fee-based programs of investment dealers that have special agreements with the fund's distributor and to certain registered investment advisers. The availability of Class F shares extends to employer-sponsored retirement plans that are part of fee-based programs.



EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see "Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).



FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.



OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.



                Capital World Growth and Income Fund -- Page 39

                                 SALES CHARGES

CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES -- As described in the prospectus, certain purchases of Class A shares are not subject to a sales charge. Additional information regarding certain of such purchases is described below.



     EMPLOYER-SPONSORED RETIREMENT PLANS

     As noted in the prospectus, employer-sponsored retirement plans are not eligible to purchase Class A shares without a sales charge, or establish a statement of intention to do so, unless they currently invest in Class A shares without a sales charge. Individual 403(b) plans may be treated similarly to employer-sponsored plans for sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if:
     (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.



     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:


     (1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses or equivalents if recognized under local law, parents and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

     (3) current registered investment advisers registered with the Principal Underwriter and assistants directly employed by such registered investment advisers, retired registered investment advisers with respect to accounts established while active, or full-time employees of registered investment advisers registered with the Principal Underwriter (and their spouses or equivalents if recognized under local law, parents and children), and plans for such persons;


     (4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;


                Capital World Growth and Income Fund -- Page 40

     (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

     (8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.


     DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus and statement of additional information) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.



A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.


     STATEMENT OF INTENTION -- By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of American Funds non-money market funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment



                Capital World Growth and Income Fund -- Page 41 is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the account during the Statement period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.


     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than shares representing direct purchases of money market funds) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     . individual-type employee benefit plan(s), such as an IRA, 403(b) plan (see exception below) or single-participant Keogh-type plan;


     . business accounts solely controlled by you or your immediate family (for example, you own the entire business);

     . trust accounts established by you or your immediate family (however, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust);



                Capital World Growth and Income Fund -- Page 42

     . endowments or foundations established and controlled by you or your immediate family; or


     . CollegeAmerica accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     . for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     . made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     . for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     . for nonprofit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation), or any endowments or foundations established and controlled by the organization; or

     . for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A purchases not subject to sales charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.


     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as individual holdings in Endowments, American Legacy variable annuity contracts and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account the current value of your existing holdings in all share classes of the American Funds, as well as your holdings in Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Alternatively, if your investment is not in an employer-sponsored retirement plan, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation or reinvested dividends and capital gains). When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuity contracts and variable life insurance policies. An employer-sponsored retirement plan may also take into account the current value of its investments in American Legacy Retirement Investment Plans.



                Capital World Growth and Income Fund -- Page 43

     Direct purchases of American Funds money market funds are excluded. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.


In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below) annually (the "12% limit"):


     . Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     . Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges" below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.


     For purposes of this paragraph, "account" means:

     . in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of American Funds money market funds are excluded);

     . in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     . in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.


                Capital World Growth and Income Fund -- Page 44

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.



                    ROLLOVERS FROM RETIREMENT PLANS TO IRAS

As noted in the prospectus, assets from retirement plans may be invested in Class A, B, C or F shares through an IRA rollover. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. The following rollovers to Class A shares will be made at no sales charge:

..    Rollovers to IRAs from 403(b) plans with Capital Bank and Trust  Company as custodian; and

..    Rollovers to IRAs that are attributable to American Funds  investments,  if they meet the following three requirements:

     -- The retirement plan from which assets are being rolled over is part of an American Funds proprietary retirement plan program (such as
          PlanPremier,/(R)/ Recordkeeper Direct/(R)/ or Recordkeeper Connect/(R)/) or is a plan whose participant subaccounts are serviced by American Funds Service Company.

     -- The plan's assets were invested in American Funds at the time of distribution.

     -- The plan's assets are rolled over to an American Funds IRA with Capital Bank and Trust Company as custodian.

IRA rollover assets that roll over at no sales charge as described above will not be subject to a contingent deferred sales charge and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets that are not attributable to American Funds investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in the prospectus and statement of additional information if invested in Class A shares.



                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders.


A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.


If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.



Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.


AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's



                Capital World Growth and Income Fund -- Page 45 capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.


AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.



If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:


(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.


AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the



                Capital World Growth and Income Fund -- Page 46 previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.



Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in "Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.



                Capital World Growth and Income Fund -- Page 47

CHECKWRITING -- You may establish check writing privileges for American Funds money market funds by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card. Check writing is not available for any of the 529 share classes or B, C or F share classes of The Cash Management Trust of America.


REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.



While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE  CERTIFICATES -- Shares are credited to your account and  certificates are
not  issued  unless  you  request  them  by  contacting   the  Transfer   Agent.
Certificates are not available for the 529 or R share classes.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American Funds Service Company was paid a fee of $17,649,000 for Class A shares and $965,000 for Class B shares for the 2004 fiscal year.


In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.



                Capital World Growth and Income Fund -- Page 48

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the Board of Directors.


INDEPENDENT LEGAL COUNSEL -- O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, CA 90071, serves as counsel for the fund and for Directors who are not "interested persons" (as defined by the 1940 Act) of the fund in their capacities as such. Certain legal matters in connection with the capital shares offered by the prospectus have been passed upon for the fund by O'Melveny & Myers LLP. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent Directors of the fund, as prescribed by the 1940 Act and related rules.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on November 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.



                Capital World Growth and Income Fund -- Page 49

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles County Superior Court. The complaint alleges that the Attorney General threatened to take enforcement actions against the investment adviser and Principal Underwriter that are without merit and preempted by federal law. The complaint seeks injunctive and declaratory relief. On the same day, following the filing of the investment adviser's and Principal Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los Angeles County Superior Court, the Attorney General's complaint alleges violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. The complaint seeks injunctive relief, penalties, restitution and disgorgement.

The investment adviser and Principal Underwriter believe that these matters are not likely to have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform its contract with the fund. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, a series of class action lawsuits have been filed in the U.S. District Court, Central District of California, raising issues related to so-called "directed brokerage" and "revenue sharing" practices. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American Funds regulatory matters."




OTHER INFORMATION -- The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- NOVEMBER 30, 2004


Net asset value and redemption price per share
  (Net assets divided by shares outstanding). . . . . . . . . .     $33.80
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $35.86


FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:



                                                                                FUND NUMBERS
                                                                     ------------------------------------
FUND                                                                 CLASS A  CLASS B  CLASS C   CLASS F
---------------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . . . .     043      243      343       443
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.




                Capital World Growth and Income Fund -- Page 50

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409







                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain jurisdictions.





                Capital World Growth and Income Fund -- Page 51

[This page is intentionally left blank for this filing.]



                Capital World Growth and Income Fund -- Page 52

                                    APPENDIX

The following  descriptions  of debt security  ratings are based on  information
provided  by  Moody's   Investors   Service  (Moody's)  and  Standard  &  Poor's
Corporation (Standard & Poor's).


                        DESCRIPTION OF BOND RATINGS


MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.


Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.


A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.


Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.


Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.


B
Obligations rated B are considered speculative and are subject to high credit risk.


Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.


Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.


NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                Capital World Growth and Income Fund -- Page 53

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC
An obligation rated CC is currently highly vulnerable to nonpayment.


                Capital World Growth and Income Fund -- Page 54

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                  DESCRIPTION OF COMMERCIAL PAPER RATINGS


MOODY'S

COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)


P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.


P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.


P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.


STANDARD & POOR'S

COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)


A-1
A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


                Capital World Growth and Income Fund -- Page 55





[logo - American Funds (r)]

CAPITAL WORLD GROWTH AND INCOME FUND
INVESTMENT PORTFOLIO
November 30, 2004

                                                                                                                 Market value
COMMON STOCKS -- 86.97%                                                                               Shares            (000)

FINANCIALS -- 17.36%
HSBC Holdings PLC (United Kingdom)                                                                17,588,049         $299,488
HSBC Holdings PLC (Hong Kong)                                                                      2,749,236           47,028
Lloyds TSB Group PLC                                                                              33,015,000          265,788
Societe Generale                                                                                   2,560,000          247,098
ING Groep NV                                                                                       8,771,575          241,236
Fortis                                                                                             9,084,100          239,452
Bank Austria Creditanstalt                                                                         2,517,406          214,056
J.P. Morgan Chase & Co.                                                                            5,300,000          199,545
ABN AMRO Holding NV                                                                                7,058,458          173,303
Shinhan Financial Group Co., Ltd.                                                                  8,155,100          170,806
Royal Bank of Scotland Group PLC                                                                   4,655,000          143,050
Bank of America Corp.                                                                              2,955,300          136,742
Fubon Financial Holding Co., Ltd.                                                                136,046,000          136,468
Mitsui Sumitomo Insurance Co., Ltd.                                                               14,509,000          127,855
PartnerRe Holdings Ltd.                                                                            2,070,000          126,725
Washington Mutual, Inc.                                                                            3,030,000          123,351
UFJ Holdings, Inc.(1)                                                                                 23,000          121,875
Allied Capital Corp.                                                                               3,798,000          104,901
Willis Group Holdings Ltd.                                                                         2,750,000          104,087
Sompo Japan Insurance Inc.                                                                        10,744,000          102,810
DnB NOR ASA                                                                                       10,680,600          100,663
National Savings and Commercial Bank Ltd. (GDR)                                                    1,550,000           89,125
Allstate Corp.                                                                                     1,700,000           85,850
Deutsche Borse AG                                                                                  1,350,000           79,905
Cathay Financial Holding Co., Ltd.                                                                39,000,000           75,093
St. George Bank Ltd.                                                                               3,502,460           65,314
Hongkong Land Holdings Ltd.                                                                       25,421,800           64,826
NIPPONKOA Insurance Co., Ltd.                                                                     10,072,000           60,800
Berkshire Hathaway Inc., Class A(1)                                                                      718           60,097
Credit Agricole SA                                                                                 2,000,000           59,202
Fannie Mae                                                                                           840,000           57,708
Marsh & McLennan Companies, Inc.                                                                   2,000,000           57,180
Chubb Corp.                                                                                          750,000           57,157
Swire Pacific Ltd., Class A                                                                        7,000,000           56,269
Hang Lung Group Ltd.                                                                              27,537,000           51,709
Westpac Banking Corp.                                                                              3,595,111           51,490
ICICI Bank Ltd.                                                                                    6,569,700           50,170
Hang Lung Properties Ltd.                                                                         30,762,000           48,071
Unibail Holding                                                                                      304,000           43,136
Skandinaviska Enskilda Banken AB, Class A                                                          2,180,000           41,518
Freddie Mac                                                                                          600,000           40,956
ForeningsSparbanken AB, Class A                                                                    1,600,000           39,399
Millea Holdings, Inc.                                                                                  2,766           38,924
Developers Diversified Realty Corp.                                                                  900,000           38,745
Bank of Nova Scotia                                                                                1,200,000           37,787
Wachovia Corp.                                                                                       724,000           37,467
U.S. Bancorp                                                                                       1,200,000           35,556
Hysan Development Co. Ltd.                                                                        16,918,847           34,381
Nippon Building Fund, Inc.                                                                             3,850           33,590
QBE Insurance Group Ltd.                                                                           2,950,970           31,801
Wells Fargo & Co.                                                                                    500,000           30,885
Chinatrust Financial Holding Co. Ltd.                                                             26,331,099           30,093
Kimco Realty Corp.                                                                                   525,000           29,862
Brascan Corp., Class A                                                                               785,000           28,064
Royal Bank of Canada                                                                                 518,400           27,236
XL Capital Ltd., Class A                                                                             355,000           26,753
Genworth Financial, Inc., Class A                                                                  1,000,000           26,300
Aioi Insurance Co. Ltd.                                                                            5,561,000           24,556
Malayan Banking Bhd.                                                                               7,535,300           23,796
American International Group, Inc.                                                                   370,000           23,439
Sun Life Financial Inc.                                                                              726,480           23,329
National Australia Bank Ltd.                                                                       1,000,000           21,676
Erste Bank der oesterreichischen Sparkassen AG                                                       380,000           19,331
Japan Real Estate Investment Corp.                                                                     2,241           18,617
Fairfax Financial Holdings Ltd.                                                                      111,000           18,477
HBOS PLC                                                                                           1,087,214           15,220
Bank of the Philippine Islands                                                                    14,403,696           13,092
Deutsche Bank AG                                                                                      60,000            5,082
HKR International Ltd.                                                                             4,824,800            2,560
Security Capital European Realty(1),(2),(3)                                                           82,516            1,395
                                                                                                                    5,359,316

CONSUMER DISCRETIONARY -- 10.47%
Continental AG                                                                                     4,404,650          268,315
Daito Trust Construction Co., Ltd.                                                                 4,596,700          207,886
Toyota Motor Corp.                                                                                 4,500,000          168,575
Yamada Denki Co., Ltd.                                                                             3,766,000          161,546
Lowe's Companies, Inc.                                                                             2,575,000          142,475
Publishing & Broadcasting Ltd.                                                                    10,565,000          127,727
InterContinental Hotels Group PLC                                                                  9,823,267          125,124
Target Corp.                                                                                       2,327,500          119,215
Daimaru, Inc.                                                                                     13,518,000          113,087
Time Warner Inc.(1)                                                                                6,180,000          109,448
Reuters Group PLC                                                                                 13,736,600          100,808
Harrah's Entertainment, Inc.                                                                       1,620,000           99,468
Bayerische Motoren Werke AG                                                                        2,355,000           99,435
Kingfisher PLC                                                                                    17,280,197           95,110
Carnival Corp., units                                                                              1,760,000           93,298
Dixons Group PLC                                                                                  32,882,596           91,592
News Corp. Inc., Class A                                                                           2,960,191           52,366
News Corp. Inc., Class B                                                                           1,755,003           31,748
Pearson PLC                                                                                        6,954,000           81,599
Volkswagen AG, nonvoting preferred                                                                 2,000,000           65,473
Kesa Electricals PLC                                                                              15,105,010           78,086
Limited Brands, Inc.                                                                               3,107,517           75,948
Rank Group PLC                                                                                    12,500,000           72,502
Fairmont Hotels & Resorts Inc.                                                                     1,750,000           54,285
TJX Companies, Inc.                                                                                2,200,000           51,788
Suzuki Motor Corp.                                                                                 2,865,000           51,689
Makita Corp.                                                                                       3,335,000           51,494
Hyundai Motor Co., nonvoting preferred, Series (2)                                                 1,757,190           50,301
Fuji Heavy Industries Ltd.                                                                        10,869,000           50,210
John Fairfax Holdings Ltd.                                                                        15,223,960           50,100
Honda Motor Co., Ltd.                                                                              1,005,000           48,085
Li & Fung Ltd.                                                                                    22,026,000           36,828
DaimlerChrysler AG                                                                                   784,200           35,060
Best Buy Co., Inc.                                                                                   500,000           28,190
Gap, Inc.                                                                                          1,100,000           24,035
CarMax, Inc.(1)                                                                                      850,000           23,672
Comcast Corp., Class A(1)                                                                            700,000           21,028
LG Electronics Inc.                                                                                  340,000           20,536
Mediaset SpA                                                                                       1,400,000           16,943
Metropole Television                                                                                 615,000           15,933
General Motors Corp.                                                                                 375,000           14,471
Sony Corp.                                                                                           135,400            4,928
TI Automotive Ltd., Class A(1),(3)                                                                 1,068,000               --
                                                                                                                    3,230,407

CONSUMER STAPLES -- 9.85%
Altria Group, Inc.                                                                                10,257,000          589,675
Unilever NV                                                                                        2,525,000          158,712
Unilever NV (New York registered)                                                                  2,478,000          156,114
Diageo PLC                                                                                        22,350,000          312,660
Nestle SA                                                                                            933,000          239,577
Imperial Tobacco Group PLC                                                                         7,191,413          187,324
Foster's Group Ltd.                                                                               44,635,814          186,198
Reynolds American Inc.                                                                             1,900,000          143,697
Nissin Food Products Co., Ltd.                                                                     4,986,500          123,888
Gallaher Group PLC                                                                                 7,650,000          106,214
Kimberly-Clark de Mexico, SA de CV, Class A, ordinary participation certificates                  28,746,100           95,935
Orkla AS                                                                                           2,985,714           92,094
Altadis, SA                                                                                        2,240,000           91,425
Loblaw Companies Ltd.                                                                              1,440,000           82,651
Woolworths Ltd.                                                                                    5,591,041           64,786
Swedish Match AB                                                                                   5,500,550           62,404
Uni-Charm Corp.                                                                                    1,305,000           60,412
Groupe Danone                                                                                        593,000           52,826
Fomento Economico Mexicano, SA de CV (ADR)                                                         1,053,700           50,346
Coca-Cola Co.                                                                                      1,150,000           45,206
UST Inc.                                                                                             655,900           28,879
Koninklijke Ahold NV(1)                                                                            3,590,000           26,424
Unilever PLC                                                                                       2,100,000           19,224
SABMiller PLC                                                                                        850,716           14,315
Procter & Gamble Co.                                                                                 225,000           12,033
Royal Numico NV(1)                                                                                   310,000           11,038
KT&G Corp.                                                                                           330,980           10,548
Coca-Cola HBC SA                                                                                     352,182            8,684
AEON CO., LTD.                                                                                       188,200            3,176
Wolverhampton & Dudley Breweries, PLC                                                                164,256            2,871
                                                                                                                    3,039,336

TELECOMMUNICATION SERVICES -- 9.69%
Vodafone Group PLC                                                                               156,000,000          423,347
France Telecom, SA                                                                                 9,516,000          298,753
Chunghwa Telecom Co., Ltd.                                                                        64,829,000          128,853
Chunghwa Telecom Co., Ltd. (ADR)                                                                   4,335,000           90,385
Portugal Telecom, SGPS, SA                                                                        16,803,550          198,694
KT Corp. (ADR)                                                                                     6,865,120          148,630
KT Corp.                                                                                             859,940           34,709
Telekom Austria AG                                                                                 8,949,197          152,191
Telefonica, SA                                                                                     7,498,120          131,698
Telecom Italia SpA, nonvoting                                                                     44,856,571          123,722
Royal KPN NV                                                                                      14,194,600          123,149
TDC A/S                                                                                            2,661,165          109,127
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B                          196,175,000          108,708
Swisscom AG                                                                                          259,389          101,845
SBC Communications Inc.                                                                            4,000,000          100,680
Telefonos de Mexico, SA de CV, Class L (ADR)                                                       2,741,737           95,988
America Movil SA de CV, Series L (ADR)                                                             1,998,400           93,345
Advanced Info Service PCL                                                                         36,520,100           90,883
Verizon Communications Inc.                                                                        2,150,000           88,644
BT Group PLC                                                                                      15,000,000           55,756
COSMOTE Mobile Telecommunications SA                                                               2,729,270           49,388
China Unicom Ltd.                                                                                 54,134,600           41,775
BellSouth Corp.                                                                                    1,554,000           41,678
Sprint Corp. -- FON Group                                                                          1,800,000           41,058
Eircom Group PLC(1)                                                                               16,149,984           36,477
KDDI Corp.                                                                                             7,200           35,497
Deutsche Telekom AG(1)                                                                             1,265,000           26,857
Telecom Corp. of New Zealand Ltd.                                                                  2,400,000           10,368
BCE Inc.                                                                                             336,865            8,183
                                                                                                                    2,990,388

MATERIALS -- 8.67%
Cia. Vale do Rio Doce, Class A, preferred nominative                                               9,854,400          202,661
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                                   2,671,000           66,294
Barrick Gold Corp.                                                                                 9,449,100          232,353
Dow Chemical Co.                                                                                   4,250,000          214,497
BASF AG                                                                                            2,840,000          191,076
AngloGold Ashanti Ltd.                                                                             4,650,000          187,437
Phelps Dodge Corp.                                                                                 1,500,000          145,695
Freeport-McMoRan Copper & Gold Inc., Class B                                                       3,569,800          139,686
Potash Corp. of Saskatchewan Inc.                                                                  1,600,000          122,528
Norske Skogindustrier ASA, Class A                                                                 4,870,000          103,323
L'Air Liquide                                                                                        554,500           95,846
Gold Fields Ltd.                                                                                   6,500,000           92,256
Formosa Chemicals & Fibre Corp.                                                                   48,200,000           89,814
Newcrest Mining Ltd.                                                                               6,000,000           81,020
James Hardie Industries Ltd.                                                                      17,450,000           78,050
Formosa Plastics Corp.                                                                            47,400,000           75,811
Georgia-Pacific Corp., Georgia-Pacific Group                                                       1,998,300           73,158
UPM-Kymmene Corp.                                                                                  2,784,000           62,695
Impala Platinum Holdings Ltd.                                                                        702,389           60,155
Lyondell Chemical Co.(1)                                                                           1,820,500           51,083
DSM NV                                                                                               834,828           50,200
POSCO                                                                                                256,730           47,892
Nan Ya Plastics Corp.                                                                             26,200,000           37,673
Weyerhaeuser Co.                                                                                     540,000           35,640
Sonoco Products Co.                                                                                1,200,000           34,128
International Paper Co.                                                                              600,000           24,912
Smurfit-Stone Container Corp.(1)                                                                     974,200           17,497
Stora Enso Oyj (ADR)                                                                               1,086,300           17,261
Sappi Ltd.                                                                                         1,239,000           16,845
M-real Oyj, Class B                                                                                2,369,500           15,426
Yara International ASA(1)                                                                          1,131,800           14,546
                                                                                                                    2,677,458

ENERGY -- 7.20%
"Shell" Transport and Trading Co., PLC                                                            37,390,000          314,407
Royal Dutch Petroleum Co. (New York registered)                                                    3,280,000          187,813
"Shell" Transport and Trading Co., PLC (ADR) (New York registered)                                 1,325,000           67,071
Royal Dutch Petroleum Co.                                                                            887,000           50,792
TOTAL SA                                                                                             940,000          205,691
TOTAL SA (ADR)                                                                                       250,000           27,400
ENI SpA                                                                                            6,415,000          157,402
Husky Energy Inc.                                                                                  5,165,000          150,684
Norsk Hydro ASA                                                                                    1,665,900          136,346
SK Corp.                                                                                           1,810,400          114,186
Petroleo Brasileiro SA -- Petrobras, ordinary nominative (ADR)                                      1,550,000           59,148
Petroleo Brasileiro SA -- Petrobras, preferred nominative (ADR)                                     1,560,000           53,789
Oil & Natural Gas Corp. Ltd.                                                                       5,858,000          107,298
Shell Canada Ltd.                                                                                  1,425,300           95,092
Petro-Canada                                                                                       1,533,000           87,499
Canadian Oil Sands Trust(2)                                                                        1,100,000           59,413
Canadian Oil Sands Trust                                                                              30,041            1,623
Sunoco, Inc.                                                                                         658,900           54,399
Reliance Industries Ltd.                                                                           4,367,000           50,752
Williams Companies, Inc.                                                                           2,815,000           46,926
Exxon Mobil Corp.                                                                                    800,000           41,000
Kinder Morgan, Inc.                                                                                  516,590           35,800
Marathon Oil Corp.                                                                                   670,000           26,425
IHC Caland NV                                                                                        418,259           25,579
Sasol Ltd.                                                                                         1,100,000           21,947
Schlumberger Ltd.                                                                                    300,000           19,689
Unocal Corp.                                                                                         320,000           14,733
Enbridge Inc.                                                                                        230,000           11,135
                                                                                                                    2,224,039

HEALTH CARE -- 5.76%
Novo Nordisk A/S, Class B                                                                          4,966,000          263,823
AstraZeneca PLC (Sweden)                                                                           6,399,800          251,859
Sanofi-Aventis                                                                                     3,204,900          241,217
Fresenius Medical Care AG                                                                          2,050,000          159,877
Fresenius Medical Care AG, preferred                                                               1,300,000           72,386
Bristol-Myers Squibb Co.                                                                           4,540,000          106,690
Merck KGaA                                                                                         1,791,000          103,723
Eli Lilly and Co.                                                                                  1,550,000           82,661
Kuraya Sanseido Inc.                                                                               8,397,600           77,831
Forest Laboratories, Inc.(1)                                                                       1,865,000           72,679
CIGNA Corp.                                                                                          900,000           63,018
Pfizer Inc                                                                                         2,235,000           62,066
Shionogi & Co., Ltd.                                                                               4,494,000           60,536
HCA Inc.                                                                                           1,180,000           46,516
Sepracor Inc.(1)                                                                                   1,000,000           44,510
Ranbaxy Laboratories Ltd.                                                                          1,665,000           41,979
ALTANA AG                                                                                            508,600           27,813
                                                                                                                    1,779,184

INDUSTRIALS -- 4.50%
Sandvik AB                                                                                         6,162,500          249,397
Wesfarmers Ltd.                                                                                    6,435,000          189,894
General Electric Co.                                                                               3,800,000          134,368
Singapore Technologies Engineering Ltd.                                                           92,500,000          119,734
Qantas Airways Ltd.                                                                               39,605,128          109,530
Atlas Copco AB, Class A                                                                            2,240,000           98,652
Tyco International Ltd.                                                                            2,500,000           84,925
3M Co.                                                                                               975,000           77,600
Multiplex Group                                                                                   15,241,585           53,101
Furukawa Electric Co., Ltd.(1)                                                                     9,900,000           49,096
Brambles Industries Ltd.                                                                           6,600,000           35,944
United Parcel Service, Inc., Class B                                                                 410,000           34,502
Vedior NV                                                                                          2,000,000           33,534
FANUC LTD                                                                                            400,000           24,961
Tostem Inax Holding Corp.                                                                          1,300,000           22,899
Asahi Diamond Industrial Co., Ltd.(4)                                                              3,950,000           21,429
Brambles Industries PLC                                                                            4,000,000           19,952
Singapore Post Private Ltd.                                                                       32,160,000           16,789
Fluor Corp.                                                                                          257,900           13,385
Ainax AB(1)                                                                                            1,251               50
                                                                                                                    1,389,742

INFORMATION TECHNOLOGY -- 4.34%
ASML Holding NV (New York registered)(1)                                                           5,105,000           77,851
ASML Holding NV(1)                                                                                 4,868,000           74,636
Sun Microsystems, Inc.(1)                                                                         20,500,000          113,775
Murata Manufacturing Co., Ltd.                                                                     2,116,000          110,482
Taiwan Semiconductor Manufacturing Co. Ltd.                                                       69,976,131          102,791
Hewlett-Packard Co.                                                                                5,130,000          102,600
Xerox Corp.(1)                                                                                     6,500,000           99,580
Microsoft Corp.                                                                                    3,450,000           92,495
Intersil Corp., Class A                                                                            5,250,000           84,525
Samsung SDI Co., Ltd.                                                                                765,000           78,471
Samsung Electronics Co., Ltd.                                                                        148,600           61,609
International Business Machines Corp.                                                                590,000           55,602
Solectron Corp.(1)                                                                                 8,788,720           54,930
Delta Electronics, Inc.                                                                           24,122,700           37,458
Compuware Corp.(1)                                                                                 6,050,600           34,912
Hoya Corp.                                                                                           300,000           31,211
STMicroelectronics NV                                                                              1,450,000           29,128
Texas Instruments Inc.                                                                             1,000,000           24,180
Analog Devices, Inc.                                                                                 600,000           22,170
Agilent Technologies, Inc.(1)                                                                        950,000           21,746
Motorola, Inc.                                                                                       578,040           11,133
Agere Systems Inc., Class A(1)                                                                     6,465,156            8,857
Quanta Computer Inc.                                                                               4,635,516            7,558
Kyoden Co., Ltd.                                                                                     200,000            1,328
                                                                                                                    1,339,028

UTILITIES -- 4.31%
E.ON AG                                                                                            2,970,714          249,957
Scottish Power PLC                                                                                25,760,000          190,274
Gas Natural SDG, SA                                                                                6,344,500          181,230
National Grid Transco PLC                                                                         13,745,000          125,758
National Grid Transco PLC (ADR)                                                                      439,725           20,219
Korea Electric Power Corp.                                                                         5,343,280          133,582
GAIL (India) Ltd.                                                                                 15,440,000           75,656
Southern Co.                                                                                       1,450,000           47,546
Dominion Resources, Inc.                                                                             698,531           45,733
Hong Kong and China Gas Co. Ltd.                                                                  19,118,000           39,465
Exelon Corp.                                                                                         875,000           36,496
FirstEnergy Corp.                                                                                    780,000           32,939
Equitable Resources, Inc.                                                                            525,000           31,238
American Electric Power Co., Inc.                                                                    700,000           23,919
FPL Group, Inc.                                                                                      300,000           21,099
NiSource Inc.                                                                                        900,000           19,611
Xcel Energy Inc.                                                                                     925,000           16,706
United Utilities PLC                                                                               1,000,000           10,759
United Utilities PLC, Class A                                                                        555,555            3,952
Ameren Corp.                                                                                         250,000           12,105
Consolidated Edison, Inc.                                                                            180,000            7,893
DTE Energy Co.                                                                                        87,100            3,822
                                                                                                                    1,329,959

MISCELLANEOUS -- 4.82%
Other common stocks in initial period of acquisition                                                                1,487,375


TOTAL COMMON STOCKS (cost: $20,669,690,000)                                                                        26,846,232


                                                                                                   Shares or
CONVERTIBLE SECURITIES -- 1.80%                                                             principal amount

INFORMATION TECHNOLOGY -- 0.61%
ASML Holding NV 5.50% convertible notes 2010                                               Euro   38,000,000           61,014
Xerox Capital Trust II 7.50% convertible preferred 2021(2)                                           500,000           42,370
Nortel Networks Corp. 4.25% convertible notes 2008                                               $40,000,000           38,550
Agere Systems Inc. 6.50% convertible notes 2009                                                  $34,000,000           35,955
Corning Inc. 3.50% convertible debentures 2008                                                    $7,000,000            9,161
                                                                                                                      187,050

CONSUMER DISCRETIONARY -- 0.49%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred
     2032                                                                                          2,496,050          130,918
Gap, Inc. 5.75% convertible notes 2009(2)                                                        $15,000,000           20,737
                                                                                                                      151,655

FINANCIALS -- 0.26%
Capital One Financial Corp. 6.25% Upper DECS 2005, units                                             600,000 units     32,340
LG Card Co., Ltd., 3.00% convertible bond-warrants, expire 2009(1)                        KRW 29,463,900,000           25,106
Travelers Property Casualty Corp. 4.50% convertible subordinated note 2032                          $500,000           11,550
SMFG Finance (Cayman) Ltd. 2.25% mandatorily exchangeable preferred 2005, units                  510,000,000           11,304
                                                                                                                       80,300

TELECOMMUNICATION SERVICES -- 0.14%
Crown Castle International Corp. 6.25% convertible preferred 2012(1)                                 571,200           27,852
Deutsche Telekom International Finance BV 6.50% convertible bonds 2006                      Euro  10,000,000           15,893
                                                                                                                       43,745

MATERIALS -- 0.08%
Freeport-McMoRan Copper & Gold Inc. 5.50% convertible preferred(2)                                    20,000           19,550
Arcelor SA 3.875% convertible preferred 2005                                                         210,000            6,130
                                                                                                                       25,680

INDUSTRIALS -- 0.08%
Tyco International Group SA, Series B, 3.125% convertible debentures 2023                        $15,000,000        $  24,431

UTILITIES -- 0.07%
Korea Deposit Insurance Corp. 2.25% convertible debentures 2005(2)                               $17,700,000           21,948

HEALTH CARE -- 0.07%
Baxter International Inc. 7.00% convertible preferred 2006                                           400,000 units     21,228


TOTAL CONVERTIBLE SECURITIES (cost: $503,271,000)                                                                     556,037


                                                                                             Principal amount
BONDS AND NOTES -- 0.63%                                                                                (000)

GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS -- 0.19%
United Mexican States Government, Series MI1, 8.00% 2013                                        MXP  400,916           31,008
United Mexican States Government, Series M20, 8.00% 2023                                             399,084           27,638
                                                                                                                       58,646

INFORMATION TECHNOLOGY -- 0.17%
Solectron Corp. 9.625% 2009                                                                          $40,000           44,300
Flextronics International Ltd. 6.50% 2013                                                             10,000           10,150
                                                                                                                       54,450

CONSUMER STAPLES -- 0.08%
Ahold Finance U.S.A., Inc. 6.25% 2009                                                                  9,065            9,450
Ahold Finance U.S.A., Inc. 8.25% 2010                                                                 12,990           14,744
                                                                                                                       24,194

TELECOMMUNICATION SERVICES -- 0.08%
AT&T Wireless Services, Inc. 8.125% 2012                                                              20,000           23,978

ENERGY -- 0.08%
El Paso Corp. 7.875% 2012                                                                             14,500           15,007
Premcor Refining Group Inc. 7.50% 2015                                                                 8,000            8,760
                                                                                                                       23,767

HEALTH CARE -- 0.03%
HCA -- The Healthcare Co. 8.75% 2010                                                                   9,000           10,240

MATERIALS -- 0.00%
APP International Finance Co. BV 11.75% 2005(5)                                                        1,150              581


TOTAL BONDS AND NOTES (cost: $176,061,000)                                                                            195,856



                                                                                            Principal amount     Market value
SHORT-TERM SECURITIES -- 10.35%                                                                        (000)            (000)

Danske Corp. 1.85%-2.24% due 12/9/2004-1/31/2005                                                     150,000          149,714
Sheffield Receivables Corp. 2.02%-2.17% due 12/8/2004-1/24/2005(2)                                   115,000          114,814
Barclays U.S. Funding Corp. 2.22% due 1/24/2005                                                       35,000           34,881
Spintab AB (Swedmortgage) 1.87%-2.27% due 12/15/2004-1/31/2005                                       150,000          149,657
Dexia Delaware LLC 1.955%-2.205% due 12/29/2004-1/28/2005                                            150,000          149,589
HBOS Treasury Services PLC 2.05%-2.33% due 1/10-2/28/2005                                            150,000          149,407
IXIS Commercial Paper Corp. 2.20%-2.23% due 1/27-2/10/2005(2)                                        150,000          149,356
Barton Capital Corp. 1.98%-2.13% due 12/10/2004-1/19/2005(2)                                         100,000           99,774
Societe Generale North America Inc. 1.93% due 12/28/2004                                              26,100           26,060
ANZ (Delaware) Inc. 2.00%-2.215% due 12/17/2004-2/14/2005                                            125,000          124,643
Stadshypotek Delaware Inc. 2.165% due 1/18-1/20/2005(2)                                              100,000           99,692
Svenska Handelsbanken Inc. 2.26% due 2/2/2005                                                         25,000           24,899
Amersterdam Funding Corp. 1.88%-2.05% due 12/3/2004-1/5/2005(2)                                      115,000          114,873
Bank of Ireland 1.97%-2.24% due 12/17/2004-2/11/2005(2)                                              114,900          114,455
Calyon North America Inc. 1.93%-2.185% due 12/22/2004-1/21/2005                                      100,000           99,998
BNP Paribas Finance Inc. 1.82%-2.18% due 12/2/2004-1/21/2005                                         100,000           99,839
CBA (Delaware) Finance Inc. 2.02%-2.25% due 1/5-2/22/2005                                            100,000           99,588
Toyota Motor Credit Corp. 2.04%-2.05% due 1/11-1/19/2005                                              91,800           91,545
Westpac Capital Corp. 2.00%-2.01% due 1/6-1/18/2005                                                   63,350           63,183
Westpac Trust Securities NZ Ltd. 2.115% due 1/27/2005                                                 22,300           22,220
KfW International Finance Inc. 2.01%-2.22% due 12/14/2004-2/18/2005(2)                                85,000           84,747
DaimlerChrysler Revolving Auto Conduit LLC II 2.00%-2.25% due
     12/20/2004-1/19/2005                                                                             83,114           82,974
HSBC USA Inc. 1.825%-2.09% due 12/15/2004-1/10/2005                                                   75,000           74,899
Ciesco LLC 2.00%-2.13% due 1/6/2005(2)                                                                75,000           74,839
Bank of Nova Scotia 1.89%-2.17% due 12/20/2004-1/20/2005                                              75,000           74,816
American Honda Finance Corp. 2.05%-2.14% due 1/5-1/12/2005                                            60,000           59,860
Royal Bank of Scotland PLC 1.86%-2.05% due 12/14/2004-1/14/2005                                       57,000           56,909
Toronto-Dominion Bank 1.87%-2.205% due 12/13/2004-1/24/2005                                           50,000           49,999
Rabobank USA Financial Corp. 1.80%-1.84% due 12/1-12/7/2004                                           50,000           49,990
Siemens Capital Co. LLC 2.02% due 12/16/2004                                                          50,000           49,955
Canadian Imperial Holdings Inc. 2.11% due 1/12/2005                                                   50,000           49,872
Allied Irish Banks N.A. Inc. 1.93%-2.245% due 12/22/2004-2/15/2005(2)                                 50,000           49,848
GlaxoSmithKline Finance PLC 2.03%-2.19% due 1/20-1/27/2005                                            50,000           49,833
Freddie Mac 2.15% due 1/26/2005                                                                       50,000           49,822
U.S. Treasury Bills 2.03% due 2/3/2005                                                                50,000           49,818
Caisse d'Amortissement de la Dette Sociale 1.92%-1.97% due 12/6-12/13/2004                            49,400           49,374
Wells Fargo & Co. 2.03%-2.20% due 1/11-2/4/2005                                                       44,500           44,495
Edison Asset Securitization LLC 2.25% due 1/28/2005(2)                                                40,000           39,852
Total Capital SA 2.01%-2.04% due 12/30/2004(2)                                                        39,500           39,433
Shell Finance (U.K.) PLC 2.20% due 2/2/2005                                                           30,000           29,881
Thunder Bay Funding, LLC 2.00%-2.20% due 1/7-1/13/2005(2)                                             25,600           25,535
Nestle Capital Corp. 1.85% due 12/16/2004(2)                                                          25,000           24,979
European Investment Bank 2.00% due 1/4/2005                                                           25,000           24,950
Gaz de France 2.01% due 12/13/2004                                                                    21,800           21,784
Telstra Corp. Ltd. 1.95% due 12/30/2004                                                                7,700            7,686


TOTAL SHORT-TERM SECURITIES (cost: $3,194,550,000)                                                                  3,194,337


TOTAL INVESTMENT SECURITIES (cost: $24,543,572,000)                                                                30,792,462
Other assets less liabilities                                                                                          76,486

NET ASSETS                                                                                                        $30,868,948


Miscellaneous securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $1,197,610,000, which represented 3.88% of the net assets of the fund.
(3) Valued under fair value procedures adopted by authority of the Board of Directors.
(4) Represents an affiliated company as defined under the Investment Company Act of 1940.
(5) Company not making scheduled interest payments; bankruptcy proceedings pending.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts


FINANCIAL STATEMENTS

Statement of assets and liabilities
at November 30, 2004                          (dollars and shares in thousands,
                                                      except per-share amounts)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $24,522,477)                                               $30,771,033
  Affiliated issuers (cost: $21,095)                                                          21,429                  $30,792,462
 Cash denominated in non-U.S. currencies
  (cost: $5,522)                                                                                                            5,822
 Cash                                                                                                                         194
 Receivables for:
  Sales of investments                                                                        44,337
  Sales of fund's shares                                                                     122,876
  Dividends and interest                                                                      59,504
  Other                                                                                          466                      227,183
                                                                                                                       31,025,661
LIABILITIES:
 Payables for:
  Purchases of investments                                                                   112,644
  Repurchases of fund's shares                                                                15,667
  Investment advisory services                                                                 9,191
  Services provided by affiliates                                                             15,235
  Deferred Directors' compensation                                                               742
  Other fees and expenses                                                                      3,234                      156,713
NET ASSETS AT NOVEMBER 30, 2004                                                                                       $30,868,948

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                           $23,584,628
 Undistributed net investment income                                                                                      304,176
 Undistributed net realized gain                                                                                          732,463
 Net unrealized appreciation                                                                                            6,247,681
NET ASSETS AT NOVEMBER 30, 2004                                                                                       $30,868,948

Total authorized capital stock - 1,000,000 shares, $.01 par value (914,107 total shares outstanding)

                                                                                                                Net asset value
                                                                 Net assets         Shares outstanding            per share (1)

Class A                                                        $ 25,137,264                    743,762                  $ 33.80
Class B                                                           1,264,875                     37,609                    33.63
Class C                                                           1,835,859                     54,730                    33.54
Class F                                                           1,242,907                     36,825                    33.75
Class 529-A                                                         271,768                      8,053                    33.75
Class 529-B                                                          44,274                      1,316                    33.64
Class 529-C                                                          79,988                      2,378                    33.63
Class 529-E                                                          14,455                        429                    33.71
Class 529-F                                                           5,640                        167                    33.75
Class R-1                                                            17,013                        506                    33.63
Class R-2                                                           200,908                      5,988                    33.55
Class R-3                                                           284,911                      8,462                    33.67
Class R-4                                                           182,195                      5,397                    33.76
Class R-5                                                           286,891                      8,485                    33.81

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $35.86 and $35.81, respectively.

See Notes to Financial Statements


STATEMENT OF OPERATIONS
for the year ended November 30, 2004                     (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $47,671; also includes
            $424 from affiliates)                                                           $582,278
  Interest (net of non-U.S. withholding
            tax of $111)                                                                     130,961                $713,239


 Fees and expenses:
  Investment advisory services                                                                94,017
  Distribution services                                                                       72,385
  Transfer agent services                                                                     18,614
  Administrative services                                                                      5,925
  Reports to shareholders                                                                        701
  Registration statement and prospectus                                                        1,242
  Postage, stationery and supplies                                                             1,716
  Directors' compensation                                                                        389
  Auditing and legal                                                                             209
  Custodian                                                                                    6,025
  State and local taxes                                                                          184
  Other                                                                                          153
  Total expenses before reimbursement/waiver                                                 201,560
   Reimbursement/waiver of expenses                                                            1,874                 199,686
 Net investment income                                                                                               513,553

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain (loss) on:
  Investments                                                                              1,005,767
  Non-U.S. currency transactions                                                                (770)              1,004,997
 Net unrealized appreciation on:
  Investments                                                                              3,218,531
  Non-U.S. currency translations                                                                 459               3,218,990
   Net realized gain and
    unrealized appreciation
    on investments and non-U.S. currency                                                                           4,223,987
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                  $4,737,540


See Notes to Financial Statements




STATEMENT OF CHANGES IN NET ASSETS                      (dollars in thousands)

                                                                                          Year ended              Year ended
                                                                                        November 30,            November 30,
                                                                                                2004                    2003
OPERATIONS:
 Net investment income                                                                      $513,553                $322,900
 Net realized gain on investments and
  non-U.S. currency transactions                                                           1,004,997                 236,987
 Net unrealized appreciation
  on investments and non-U.S. currency translations                                        3,218,990               2,768,342
  Net increase in net assets
   resulting from operations                                                               4,737,540               3,328,229

DIVIDENDS AND DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
 Dividends from net investment income and currency gains                                    (525,779)               (272,642)
 Distributions from net realized gain
  on investments                                                                            (174,979)                      -
   Total dividends and distributions paid
    to shareholders                                                                         (700,758)               (272,642)

CAPITAL SHARE TRANSACTIONS                                                                10,088,401               3,020,303

TOTAL INCREASE IN NET ASSETS                                                              14,125,183               6,075,890

NET ASSETS:
 Beginning of year                                                                        16,743,765              10,667,875
 End of year (including undistributed
  net investment income: $304,176 and $72,260,
  respectively)                                                                          $30,868,948             $16,743,765


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital growth while providing current income.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities purchased with greater than 60 days to maturity with 60 days or less remaining to maturity is determined based on the market value on the 61st day. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

CollegeAmerica  is a  registered  trademark  of  the  Virginia  College  Savings
Plan./sm/

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended November 30, 2004, non-U.S. taxes paid on realized gains were $12,951,000. As of November 30, 2004, non-U.S. taxes provided on unrealized gains were $2,531,000.

3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; and amortization of premiums. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of November 30, 2004, the cost of investment securities for federal income tax purposes was $24,600,921,000.

During the year ended November 30, 2004, the fund reclassified $244,263,000 from undistributed net realized gains to undistributed net investment income, and $121,000 from net investment income and $25,691,000 from undistributed net realized gains to additional paid-in capital to align financial reporting with tax reporting.

As of November 30, 2004, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and currency gains                                                       $359,463
Undistributed long-term capital gains                                                                         735,290
Gross unrealized appreciation on investment securities                                                      6,552,030
Gross unrealized depreciation on investment securities                                                       (360,489)
Net unrealized appreciation on investment securities                                                        6,191,541

During the year ended November 30, 2004, the fund realized, on a tax basis, a net capital gain of $761,671,000.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

YEAR ENDED NOVEMBER 30, 2004
                                               Distributions from ordinary income
                                  Net investment income                                     Distributions from                Total
Share class                              currency gains    Short-term capital gains    long-term capital gains   distributions paid
Class A                                       $ 456,755                    $ 39,669                  $ 113,264            $ 609,688
Class B                                          14,515                       1,491                      4,257               20,263
Class C                                          19,082                       1,751                      4,999               25,832
Class F                                          18,277                       1,305                      3,727               23,309
Class 529-A                                       3,920                         256                        731                4,907
Class 529-B                                         443                          48                        139                  630
Class 529-C                                         797                          82                        236                1,115
Class 529-E                                         183                          14                         40                  237
Class 529-F                                          73                           4                         11                   88
Class R-1                                           164                          14                         39                  217
Class R-2                                         1,979                         160                        456                2,595
Class R-3                                         3,248                         220                        627                4,095
Class R-4                                         1,911                          72                        204                2,187
Class R-5                                         4,432                         302                        861                5,595
Total                                         $ 525,779                    $ 45,388                  $ 129,591            $ 700,758


YEAR ENDED NOVEMBER 30, 2003
                                               Distributions from ordinary income
                                  Net investment income                                     Distributions from               Total
Share class                          and currency gains    Short-term capital gains    long-term capital gains  distributions paid
Class A                                       $ 254,064                         $ -                        $ -           $ 254,064
Class B                                           4,808                           -                          -               4,808
Class C                                           4,321                           -                          -               4,321
Class F                                           5,139                           -                          -               5,139
Class 529-A                                       1,080                           -                          -               1,080
Class 529-B                                         138                           -                          -                 138
Class 529-C                                         225                           -                          -                 225
Class 529-E                                          49                           -                          -                  49
Class 529-F                                          16                           -                          -                  16
Class R-1                                            27                           -                          -                  27
Class R-2                                           421                           -                          -                 421
Class R-3                                           512                           -                          -                 512
Class R-4                                           146                           -                          -                 146
Class R-5                                         1,696                           -                          -               1,696
Total                                         $ 272,642                         $ -                        $ -           $ 272,642


4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. At the beginning of the period, these fees were based on a declining series of annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.385% on such assets in excess of $17 billion. The Board of Directors approved an amended agreement effective November 1, 2004, continuing the series of rates to include additional annual rates of 0.380% on daily net assets in excess of $21 billion but not exceeding $27 billion, 0.375% on such assets in excess of $27 billion but not exceeding $34 billion, 0.370% on such assets in excess of $34 billion but not exceeding $44 billion and 0.365% on such assets in excess of $44 billion. Effective February 1, 2004, CRMC reduced investment advisory services fees to the rates provided by the amended agreement. CRMC also reduced investment advisory services fees by an additional $1,367,000. As a result, for the year ended November 30, 2004, the fee shown on the accompanying financial statements of $94,017,000, which was equivalent to an annualized rate of 0.402%, was reduced by $1,474,000 to $92,543,000, or 0.395% of average daily net assets.


CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers.

          For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of November 30, 2004, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.


         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended November 30, 2004, CRMC agreed to pay a portion of these fees for classes R-1, R-2 and R-3. For the year ended November 30, 2004, the total fees paid by CRMC were $2,000, $397,000 and $1,000 for Class R-1, Class R-2 and Class R-3, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

          Expenses under the agreements described on the previous page for the year ended November 30, 2004, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $45,982          $17,649        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          8,936             965          Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          12,121         Included            $1,818              $285            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F          2,063          Included             1,238               135            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         262           Included              267                 25                $ 178
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         305           Included              46                  16                  31
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         544           Included              82                  21                  54
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E          48           Included              14                  1                   10
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          9            Included               5                  1                    3
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1          104           Included              16                  8             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2          926           Included              185                726            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          853           Included              256                177            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4          232           Included              139                 8             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              175                 5             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $72,385          $18,614            $4,241             $1,408                $276
         --------------------------------------------------------------------------------------------------------------


          DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in share of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $269,000 in current fees (either paid in cash or deferred) and a net increase of $120,000 in the value of the deferred amounts.

          AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                                                            Reinvestments of
Share class                                                             Sales(1)                     dividends and distributions
                                                                 Amount          Shares                Amount            Shares
Year ended November 30, 2004
Class A                                                     $ 8,021,373         260,909             $ 577,069            19,368
Class B                                                         610,421          19,944                19,572               659
Class C                                                       1,089,541          35,628                24,563               827
Class F                                                         726,908          23,572                20,887               700
Class 529-A                                                     148,325           4,838                 4,906               164
Class 529-B                                                      21,250             696                   630                21
Class 529-C                                                      42,859           1,403                 1,115                38
Class 529-E                                                       7,786             253                   236                 8
Class 529-F                                                       3,713             121                    88                 3
Class R-1                                                        11,722             381                   217                 8
Class R-2                                                       139,249           4,560                 2,593                87
Class R-3                                                       208,769           6,826                 4,023               135
Class R-4                                                       157,343           5,119                 2,187                72
Class R-5                                                       163,934           5,299                 4,798               161
Total net increase
   (decrease)                                              $ 11,353,193         369,549             $ 662,884            22,251

Year ended November 30, 2003
Class A                                                     $ 3,476,313         140,934             $ 237,800            10,000
Class B                                                         259,243          10,380                 4,639               194
Class C                                                         418,374          16,667                 4,056               169
Class F                                                         433,428          17,892                 4,586               190
Class 529-A                                                      50,028           2,023                 1,080                45
Class 529-B                                                       9,652             396                   138                 6
Class 529-C                                                      16,305             665                   225                 9
Class 529-E                                                       3,123             128                    49                 2
Class 529-F                                                       1,100              46                    16                 1
Class R-1                                                         4,397             180                    27                 1
Class R-2                                                        49,218           2,044                   421                17
Class R-3                                                        69,964           2,827                   511                21
Class R-4                                                        24,692             964                   145                 6
Class R-5                                                        41,012           1,628                 1,282                53
Total net increase
   (decrease)                                               $ 4,856,849         196,774             $ 254,975            10,714




Share class                                                          Repurchases(1)                           Net increase
                                                                 Amount          Shares                Amount            Shares
Year ended November 30, 2004
Class A                                                    $ (1,538,478)        (50,257)          $ 7,059,964           230,020
Class B                                                         (55,630)         (1,824)              574,363            18,779
Class C                                                        (101,576)         (3,337)            1,012,528            33,118
Class F                                                        (118,713)         (3,881)              629,082            20,391
Class 529-A                                                      (5,639)           (183)              147,592             4,819
Class 529-B                                                        (601)            (20)               21,279               697
Class 529-C                                                      (2,680)            (88)               41,294             1,353
Class 529-E                                                        (308)            (10)                7,714               251
Class 529-F                                                        (270)             (9)                3,531               115
Class R-1                                                        (1,721)            (57)               10,218               332
Class R-2                                                       (20,563)           (674)              121,279             3,973
Class R-3                                                       (35,973)         (1,178)              176,819             5,783
Class R-4                                                       (20,264)           (657)              139,266             4,534
Class R-5                                                       (25,260)           (828)              143,472             4,632
Total net increase
   (decrease)                                              $ (1,927,676)        (63,003)         $ 10,088,401           328,797

Year ended November 30, 2003
Class A                                                    $ (1,776,963)        (76,452)          $ 1,937,150            74,482
Class B                                                         (32,120)         (1,375)              231,762             9,199
Class C                                                         (71,149)         (3,097)              351,281            13,739
Class F                                                        (185,371)         (8,093)              252,643             9,989
Class 529-A                                                      (1,204)            (51)               49,904             2,017
Class 529-B                                                        (166)             (7)                9,624               395
Class 529-C                                                        (336)            (14)               16,194               660
Class 529-E                                                         (92)             (4)                3,080               126
Class 529-F                                                          -*              (1)                1,116                46
Class R-1                                                          (341)            (13)                4,083               168
Class R-2                                                        (6,714)           (281)               42,925             1,780
Class R-3                                                        (9,216)           (382)               61,259             2,466
Class R-4                                                        (4,158)           (175)               20,679               795
Class R-5                                                        (3,691)           (152)               38,603             1,529
Total net increase
   (decrease)                                              $ (2,091,521)        (90,097)          $ 3,020,303           117,391

* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.


6.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $13,207,918,000 and $4,453,132,000, respectively, during the year ended November 30, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended November 30, 2004, the custodian fee of $6,025,000 included $20,000 that was offset by this reduction, rather than paid in cash.


FINANCIAL HIGHLIGHTS (1)

                                                                                     Income (loss) from investment operations(2)
                                                                                                              Net
                                                                    Net asset                       gains (losses)
                                                                       value,             Net       on securities        Total from
                                                                    beginning      investment      (both realized        investment
                                                                    of period          income      and unrealized)       operations
Class A:
 Year ended 11/30/2004                                                 $28.62            $.70               $5.50             $6.20
 Year ended 11/30/2003                                                  22.80             .65                5.73              6.38
 Year ended 11/30/2002                                                  24.29             .52               (1.53)            (1.01)
 Year ended 11/30/2001                                                  28.29             .53                (.90)             (.37)
 Year ended 11/30/2000                                                  29.03             .62                1.20              1.82
Class B:
 Year ended 11/30/2004                                                  28.50             .46                5.47              5.93
 Year ended 11/30/2003                                                  22.72             .45                5.72              6.17
 Year ended 11/30/2002                                                  24.21             .27               (1.45)            (1.18)
 Year ended 11/30/2001                                                  28.21             .31                (.87)             (.56)
 Period from 3/15/2000 to 11/30/2000                                    29.57             .32               (1.41)            (1.09)
Class C:
 Year ended 11/30/2004                                                  28.43             .45                5.45              5.90
 Year ended 11/30/2003                                                  22.68             .42                5.71              6.13
 Year ended 11/30/2002                                                  24.18             .20               (1.40)            (1.20)
 Period from 3/15/2001 to 11/30/2001                                    25.35             .12               (1.15)            (1.03)
Class F:
 Year ended 11/30/2004                                                  28.59             .68                5.48              6.16
 Year ended 11/30/2003                                                  22.78             .61                5.75              6.36
 Year ended 11/30/2002                                                  24.27             .31               (1.34)            (1.03)
 Period from 3/15/2001 to 11/30/2001                                    25.40             .27               (1.15)             (.88)
Class 529-A:
 Year ended 11/30/2004                                                  28.59             .68                5.48              6.16
 Year ended 11/30/2003                                                  22.78             .63                5.73              6.36
 Period from 2/15/2002 to 11/30/2002                                    24.29             .36               (1.47)            (1.11)
Class 529-B:
 Year ended 11/30/2004                                                  28.51             .40                5.48              5.88
 Year ended 11/30/2003                                                  22.74             .40                5.73              6.13
 Period from 2/21/2002 to 11/30/2002                                    23.96             .23               (1.13)             (.90)
Class 529-C:
 Year ended 11/30/2004                                                  28.50             .41                5.47              5.88
 Year ended 11/30/2003                                                  22.74             .41                5.71              6.12
 Period from 2/22/2002 to 11/30/2002                                    23.98             .23               (1.15)             (.92)
Class 529-E:
 Year ended 11/30/2004                                                  28.56             .57                5.48              6.05
 Year ended 11/30/2003                                                  22.77             .54                5.73              6.27
 Period from 3/4/2002 to 11/30/2002                                     25.12             .31               (2.28)            (1.97)
Class 529-F:
 Year ended 11/30/2004                                                  28.59             .65                5.49              6.14
 Year ended 11/30/2003                                                  22.80             .61                5.72              6.33
 Period from 9/17/2002 to 11/30/2002                                    21.79             .08                1.07              1.15




FINANCIAL HIGHLIGHTS (1)                                            (continued)

                                                                                     Income (loss) from investment operations(2)
                                                                                                             Net
                                                                    Net asset                       gains(losses)
                                                                       value,             Net       on securities        Total from
                                                                    beginning      investment      (both realized        investment
                                                                    of period          income      and unrealized)       operations
Class R-1:
 Year ended 11/30/2004                                                 $28.50            $.44               $5.48             $5.92
 Year ended 11/30/2003                                                  22.75             .38                5.77              6.15
 Period from 6/7/2002 to 11/30/2002                                     25.08             .14               (2.37)            (2.23)
Class R-2:
 Year ended 11/30/2004                                                  28.45             .45                5.45              5.90
 Year ended 11/30/2003                                                  22.73             .43                5.71              6.14
 Period from 6/7/2002 to 11/30/2002                                     25.08             .13               (2.35)            (2.22)
Class R-3:
 Year ended 11/30/2004                                                  28.53             .57                5.47              6.04
 Year ended 11/30/2003                                                  22.77             .50                5.75              6.25
 Period from 6/6/2002 to 11/30/2002                                     25.42             .17               (2.52)            (2.35)
Class R-4:
 Year ended 11/30/2004                                                  28.60             .68                5.49              6.17
 Year ended 11/30/2003                                                  22.81             .55                5.80              6.35
 Period from 6/27/2002 to 11/30/2002                                    23.78             .20               (1.02)             (.82)
Class R-5:
 Year ended 11/30/2004                                                  28.63             .76                5.51              6.27
 Year ended 11/30/2003                                                  22.81             .70                5.74              6.44
 Period from 5/15/2002 to 11/30/2002                                    26.11             .30               (3.27)            (2.97)




FINANCIAL HIGHLIGHTS (1)

                                                                                Dividends and distributions

                                                                     Dividends
                                                                     (from net   Distributions               Total        Net asset
                                                                    investment   (from capital       dividends and       value, end
                                                                       income)          gains)       distributions        of period
Class A:
 Year ended 11/30/2004                                                  $(.73)          $(.29)             $(1.02)           $33.80
 Year ended 11/30/2003                                                   (.56)              -                (.56)            28.62
 Year ended 11/30/2002                                                   (.48)              -                (.48)            22.80
 Year ended 11/30/2001                                                   (.50)          (3.13)              (3.63)            24.29
 Year ended 11/30/2000                                                   (.58)          (1.98)              (2.56)            28.29
Class B:
 Year ended 11/30/2004                                                   (.51)           (.29)               (.80)            33.63
 Year ended 11/30/2003                                                   (.39)              -                (.39)            28.50
 Year ended 11/30/2002                                                   (.31)              -                (.31)            22.72
 Year ended 11/30/2001                                                   (.31)          (3.13)              (3.44)            24.21
 Period from 3/15/2000 to 11/30/2000                                     (.27)              -                (.27)            28.21
Class C:
 Year ended 11/30/2004                                                   (.50)           (.29)               (.79)            33.54
 Year ended 11/30/2003                                                   (.38)              -                (.38)            28.43
 Year ended 11/30/2002                                                   (.30)              -                (.30)            22.68
 Period from 3/15/2001 to 11/30/2001                                     (.14)              -                (.14)            24.18
Class F:
 Year ended 11/30/2004                                                   (.71)           (.29)              (1.00)            33.75
 Year ended 11/30/2003                                                   (.55)              -                (.55)            28.59
 Year ended 11/30/2002                                                   (.46)              -                (.46)            22.78
 Period from 3/15/2001 to 11/30/2001                                     (.25)              -                (.25)            24.27
Class 529-A:
 Year ended 11/30/2004                                                   (.71)           (.29)              (1.00)            33.75
 Year ended 11/30/2003                                                   (.55)              -                (.55)            28.59
 Period from 2/15/2002 to 11/30/2002                                     (.40)              -                (.40)            22.78
Class 529-B:
 Year ended 11/30/2004                                                   (.46)           (.29)               (.75)            33.64
 Year ended 11/30/2003                                                   (.36)              -                (.36)            28.51
 Period from 2/21/2002 to 11/30/2002                                     (.32)              -                (.32)            22.74
Class 529-C:
 Year ended 11/30/2004                                                   (.46)           (.29)               (.75)            33.63
 Year ended 11/30/2003                                                   (.36)              -                (.36)            28.50
 Period from 2/22/2002 to 11/30/2002                                     (.32)              -                (.32)            22.74
Class 529-E:
 Year ended 11/30/2004                                                   (.61)           (.29)               (.90)            33.71
 Year ended 11/30/2003                                                   (.48)              -                (.48)            28.56
 Period from 3/4/2002 to 11/30/2002                                      (.38)              -                (.38)            22.77
Class 529-F:
 Year ended 11/30/2004                                                   (.69)           (.29)               (.98)            33.75
 Year ended 11/30/2003                                                   (.54)              -                (.54)            28.59
 Period from 9/17/2002 to 11/30/2002                                     (.14)              -                (.14)            22.80




FINANCIAL HIGHLIGHTS (1)                                            (continued)

                                                                                Dividends and distributions

                                                                    Dividends
                                                                    (from net    Distributions               Total        Net asset
                                                                   investment    (from capital       dividends and       value, end
                                                                      income)           gains)       distributions        of period
Class R-1:
 Year ended 11/30/2004                                                  $(.50)          $(.29)              $(.79)           $33.63
 Year ended 11/30/2003                                                   (.40)              -                (.40)            28.50
 Period from 6/7/2002 to 11/30/2002                                      (.10)              -                (.10)            22.75
Class R-2:
 Year ended 11/30/2004                                                   (.51)           (.29)               (.80)            33.55
 Year ended 11/30/2003                                                   (.42)              -                (.42)            28.45
 Period from 6/7/2002 to 11/30/2002                                      (.13)              -                (.13)            22.73
Class R-3:
 Year ended 11/30/2004                                                   (.61)           (.29)               (.90)            33.67
 Year ended 11/30/2003                                                   (.49)              -                (.49)            28.53
 Period from 6/6/2002 to 11/30/2002                                      (.30)              -                (.30)            22.77
Class R-4:
 Year ended 11/30/2004                                                   (.72)           (.29)              (1.01)            33.76
 Year ended 11/30/2003                                                   (.56)              -                (.56)            28.60
 Period from 6/27/2002 to 11/30/2002                                     (.15)              -                (.15)            22.81
Class R-5:
 Year ended 11/30/2004                                                   (.80)           (.29)              (1.09)            33.81
 Year ended 11/30/2003                                                   (.62)              -                (.62)            28.63
 Period from 5/15/2002 to 11/30/2002                                     (.33)              -                (.33)            22.81




FINANCIAL HIGHLIGHTS (1)

                                                                          Ratio of expenses      Ratio of expenses
                                                                             to average net         to average net        Ratio of
                                                           Net assets,        assets before           assets after      net income
                                                 Total   end of period              waiver/                waiver/      to average
                                            return (3)    (in millions)       reimbursement      reimbursement (4)      net assets
Class A:
 Year ended 11/30/2004                          22.21%         $25,137                 .77%                  .77%           2.28%
 Year ended 11/30/2003                          28.52           14,703                 .81                   .81            2.70
 Year ended 11/30/2002                          (4.22)          10,016                 .82                   .82            2.22
 Year ended 11/30/2001                          (1.81)          10,346                 .78                   .78            2.05
 Year ended 11/30/2000                           6.37           10,716                 .79                   .79            2.08
Class B:
 Year ended 11/30/2004                          21.25            1,265                1.55                  1.55            1.52
 Year ended 11/30/2003                          27.52              537                1.58                  1.58            1.85
 Year ended 11/30/2002                          (4.93)             219                1.59                  1.59            1.47
 Year ended 11/30/2001                          (2.57)             126                1.56                  1.56            1.21
 Period from 3/15/2000 to 11/30/2000            (3.73)              55                1.55 (5)              1.55 (5)        1.45 (5)
Class C:
 Year ended 11/30/2004                          21.17            1,836                1.62                  1.61            1.46
 Year ended 11/30/2003                          27.40              615                1.65                  1.65            1.71
 Year ended 11/30/2002                          (4.95)             179                1.65                  1.65            1.43
 Period from 3/15/2001 to 11/30/2001            (4.08)              50                1.78 (5)              1.78 (5)         .73 (5)
Class F:
 Year ended 11/30/2004                          22.09            1,243                 .86                   .85            2.21
 Year ended 11/30/2003                          28.43              470                 .89                   .89            2.49
 Year ended 11/30/2002                          (4.29)             147                 .91                   .91            2.17
 Period from 3/15/2001 to 11/30/2001            (3.45)              47                 .92 (5)               .92 (5)        1.55 (5)
Class 529-A:
 Year ended 11/30/2004                          22.08              272                 .86                   .85            2.21
 Year ended 11/30/2003                          28.43               93                 .87                   .87            2.55
 Period from 2/15/2002 to 11/30/2002            (4.61)              28                1.03 (5)              1.03 (5)        2.08 (5)
Class 529-B:
 Year ended 11/30/2004                          21.02               44                1.75                  1.74            1.32
 Year ended 11/30/2003                          27.28               18                1.78                  1.78            1.64
 Period from 2/21/2002 to 11/30/2002            (3.82)               5                1.79 (5)              1.79 (5)        1.31 (5)
Class 529-C:
 Year ended 11/30/2004                          21.04               80                1.74                  1.73            1.34
 Year ended 11/30/2003                          27.25               29                1.76                  1.76            1.66
 Period from 2/22/2002 to 11/30/2002            (3.90)               8                1.77 (5)              1.77 (5)        1.33 (5)
Class 529-E:
 Year ended 11/30/2004                          21.67               14                1.21                  1.20            1.86
 Year ended 11/30/2003                          27.97                5                1.23                  1.23            2.17
 Period from 3/4/2002 to 11/30/2002             (7.88)               1                1.23 (5)              1.23 (5)        1.85 (5)
Class 529-F:
 Year ended 11/30/2004                          21.98                6                 .96                   .95            2.12
 Year ended 11/30/2003                          28.31                1                 .98                   .98            2.48
 Period from 9/17/2002 to 11/30/2002             5.33                - (6)             .20                   .20             .39




Financial highlights (1)                                            (continued)


                                                                          Ratio of expenses      Ratio of expenses
                                                                             to average net         to average net        Ratio of
                                                           Net assets,        assets before           assets after      net income
                                                Total    end of period              waiver/                waiver/      to average
                                               return     (in millions)       reimbursement      reimbursement (4)      net assets
Class R-1:
 Year ended 11/30/2004                          21.18%             $17                1.67%                 1.64%           1.44%
 Year ended 11/30/2003                          27.43                5                1.78                  1.66            1.48
 Period from 6/7/2002 to 11/30/2002             (8.85)               - (6)            1.41                   .80             .66
Class R-2:
 Year ended 11/30/2004                          21.15              201                1.93                  1.60            1.47
 Year ended 11/30/2003                          27.44               57                2.23                  1.62            1.72
 Period from 6/7/2002 to 11/30/2002             (8.80)               5                 .93                   .79             .61
Class R-3:
 Year ended 11/30/2004                          21.67              285                1.20                  1.19            1.87
 Year ended 11/30/2003                          27.90               76                1.29                  1.24            1.98
 Period from 6/6/2002 to 11/30/2002             (9.25)               5                 .69                   .60             .80
Class R-4:
 Year ended 11/30/2004                          22.10              182                 .85                   .84            2.22
 Year ended 11/30/2003                          28.36               25                 .90                   .89            2.18
 Period from 6/27/2002 to 11/30/2002            (3.42)               2                 .46                   .38             .92
Class R-5:
 Year ended 11/30/2004                          22.49              287                 .54                   .54            2.48
 Year ended 11/30/2003                          28.82              110                 .56                   .56            2.88
 Period from 5/15/2002 to 11/30/2002           (11.37)              53                 .56 (5)               .56 (5)        2.48 (5)


                                                                                    Year ended November 30
                                                                  2004           2003         2002         2001          2000

Portfolio turnover rate for all classes of shares                  21%            27%          32%          45%           41%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During the year ended 11/30/2004, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.


See Notes to Financial Statements


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF CAPITAL WORLD GROWTH AND INCOME FUND, INC.:


In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PriceWaterhouseCoopers LLP

Los Angeles, California
January 3, 2005


TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending November 30, 2004.

During  the  fiscal  year  ended,  the  fund  paid  a  long-term   capital  gain
distribution of $129,591,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

The fund makes an election under the Internal Revenue Code Section 853 to pass through certain non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year is $60,379,000. Foreign source income earned by the fund for the fiscal year was $513,210,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit than to take a deduction.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing the dividends eligible for reduced tax rates, $605,965,000 of the dividends paid by the fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For purposes of computing this exclusion, $146,383,000 of the dividends paid by the fund from ordinary income earned during the fiscal year represents qualifying dividends.

Certain states may exempt from income taxation that portion of dividends paid by the fund from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $924,000 of the dividends paid by the fund from ordinary income earned during the fiscal year was derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.